UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05820

HELIOS TOTAL RETURN FUND, INC.

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER

200 VESEY STREET, 24TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS TOTAL RETURN FUND, INC.

THREE WORLD FINANCIAL CENTER

200 VESEY STREET, 24TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 497-3746

Date of fiscal year end: November 30, 2011

Date of reporting period: December 1, 2010 through November 30, 2011

Item 1. Reports to Shareholders.

Brookfield Investment Management Inc.

Helios Strategic Mortgage Income Fund, Inc.

Helios Total Return Fund, Inc.

Brookfield

Annual Report

November 30, 2011

IN PROFILE

Brookfield Investment Management Inc. is a global investment manager focused on specialized equity and fixed income securities investments. The firm is a subsidiary of Brookfield Asset Management Inc., a global alternative asset manager with approximately $150 billion of assets under management as of December 31, 2011 and over 100 years of history in owning and operating assets with a focus on real estate, infrastructure, power and private equity.

Brookfield Investment Management Inc. is an SEC-registered investment advisor, and with its affiliates, had approximately $21 billion in assets under management as of December 31, 2011. Headquartered in New York, the firm maintains offices and investment teams in Chicago, Boston, London, Hong Kong, Sydney and Toronto.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund Shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2011. Brookfield Investment Management, Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

I am pleased to provide the Annual Report for Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc. (each, a “Fund” and collectively, the “Funds”) for the fiscal year ended November 30, 2011.

The capital markets continued to face significant challenges throughout 2011, as investors remained concerned over the health of the global economy, sovereign debt issues in Europe, and enhanced regulation in the U.S. and abroad. Investor confidence shifted regularly in response to economic data releases and financial headlines, resulting in a volatile and highly correlated market. Accordingly, the appetite for risk diminished and investor focus shifted toward safety.

Within this “risk-off” environment, securitized products and corporate high yield bonds experienced mixed results. Certain high-grade mortgage-backed securities and asset-backed securities provided attractive returns during the period, while performance of below-investment grade MBS was hindered by the diminishing appetite for risk. However, we continue to believe that investor confidence will return in the medium term, as the global economy regains positive momentum. Such a return should benefit the broad investment landscape in general and the securitized product and corporate high yield markets in particular.

As we move forward, we remain focused upon realizing the performance potential of further recovery in the RMBS and CMBS markets and continue to seek attractive investment opportunities among corporate high yield securities. We believe that performance in the year ahead will be heavily influenced by evolving regulation and government policy surrounding these asset classes, with greater clarity leading to more attractive returns. We acknowledge that challenges to future performance linger, with factors such as limited consumer access to credit, persistently high levels of housing inventory and stubbornly high unemployment remaining among the most concerning. However, we are encouraged by the conservative assumptions for economic and real estate growth currently incorporated in securitized product valuations, as we believe there exists considerable potential for these expectations to be surpassed.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Funds’ investment performance, together with each Fund’s audited financial statements and portfolio of investments as of November 30, 2011.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2011 Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

OBJECTIVE AND STRATEGY

Helios Strategic Mortgage Income Fund, Inc. (the “Fund”) is a diversified, closed-end fund whose primary investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities (“MBS”) that, in the opinion of the Fund’s advisor, offer an attractive combination of credit quality, yield and maturity. The Fund’s secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in MBS—securities backed by interests in real estate—including Agency MBS, non-Agency Residential MBS, and Commercial MBS (“CMBS”). No assurance can be given that the Fund’s investment objectives will be achieved.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2011, Helios Strategic Mortgage Income Fund, Inc. (NYSE: HSM) had a total return based on net asset value of 1.05% and a total return based on market price of 0.80%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $5.75 on November 30, 2011, the Fund’s shares had a dividend yield of 10.96%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price. The 5-Year U.S. Treasury returned 6.05% over the twelve month period.

PORTFOLIO STRATEGY

Over the past 12 months, the overall market can be characterized by increasing volatility. Volatility has been driven higher by greater uncertainty around the U.S. economy, particularly weaker than expected unemployment, by greater uncertainty around the European Union and its economy and by an increase in regulatory constraints as both U.S. and European banks seek to comply with new regimes such as Basel II, Basel III and the Dodd-Frank Wall Street Reform and Consumer Protection Act. These drivers of uncertainty weighed on the credit markets during the period. Credit markets traded with a higher degree of correlation and, in general, duration was a source of positive performance and credit exposure was a source of negative performance.

The Fund underperformed U.S. Treasuries, given the portfolio’s exposure to credit spread. Allocations to mortgage credit contributed positively and the allocations to higher coupon senior private-label, or non-Agency Residential MBS or CMBS, as well as credit risk remote securities, such as Agency MBS, performed best. The only negative contributor was an insignificant exposure to subprime MBS.

FIXED INCOME MARKET ENVIRONMENT

After a significant recovery through 2010 and the first quarter of 2011, non-Agency RMBS and CMBS continued to decline in price with the rest of the market during the second half of 2011. This was attributed to three primary

Brookfield Investment Management Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

factors, which must be considered in any investment allocation schematic: first, the degree of economic softening versus expectations was hard to determine, second, contagion risk from European fiscal woes, and third, the impact of severe regulatory constraints coming into play.

We have seen the steps to recovery in the housing and real estate markets continue to progress at a slower than expected rate. Housing cycles are long, and homes represent a considerable personal source of wealth, and the price level, therefore, has a considerable momentum factor associated with it. The housing market continues to evidence the expected declines we anticipate through the winter months as overall sales remain quite low, and distressed sales rise as a percentage of the total. We expect home prices will continue to feel the weight of distressed inventory, which is only now beginning to manifest in the form of salable inventory in a significant way. The Government Sponsored Enterprises (“GSEs”) control a large share of this inventory and we take signs that the government is examining the alternatives to Real Estate Owned sales as a potential positive for overall prices, or a potential limit to the downside in an election year.

In our opinion, inventory, unemployment and limited credit provision continue as the most troubling factors for housing. The ongoing task for restructuring Fannie Mae and Freddie Mac, along with the lack of a private market for mortgage securities issuance is a dramatic damper on lending. Additionally, we expect changes in the GSEs will come at a slow pace, given the complexity of the issue and the lack of consensus.

The impacts of sweeping bank regulation in the form of Basel II (Europe only), Basel III and Dodd-Frank Wall Street Reform and Consumer Protection Act will be a key this year as many banks seek to be compliant by year-end 2012. We see these regulations, which are quite a bit more punitive of below-investment grade credits and securitized products, as significantly impacting the balance sheet that broker-dealers can devote to the sector, which may result in more limited liquidity.

Amid this environment, our strategy for the Fund’s portfolio remains focused on capturing the recovery available in the private label RMBS and CMBS universe, which are still priced with relatively conservative economic and real estate expectations.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Strategic Mortgage Income Fund, Inc. currently holds these securities.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on November 30, 2011 and subject to change based on subsequent developments.

2011 Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

November 30, 2011

PORTFOLIO STATISTICS

Annualized dividend yield[1]	10.96%

Weighted average coupon	6.58%

Weighted average life	5.45 years

Percentage of leveraged assets	32.60%

Total number of holdings	152

CREDIT QUALITY

AAA[2]	47%

AA	8%

A	10%

BBB	9%

BB	6%

B	7%

Below B	13%
Total	100%

ASSET ALLOCATION3

U.S. Government & Agency Obligations	16%

Asset-Backed Securities	14%

Commercial Mortgage-Backed Securities	50%

Non-Agency Residential Mortgage-Backed Securities	20%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the November 30, 2011 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash. Percentages are based on total investments.

Brookfield Investment Management Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 22.6%
U.S. Government Agency Collateralized Mortgage Obligations – 1.1%
Federal Home Loan Mortgage Corporation Series 3617, Class C [8] (Cost – $649,572)	4.50%	12/15/39	$652	$666,648

U.S. Government Agency Pass-Through Certificates – 21.5%
Federal Home Loan Mortgage Corporation
Pool Q03049	4.50	08/01/41	996	1,055,895
Pool C69047 [8]	7.00	06/01/32	488	560,133
Pool H01847 [8]	7.00	09/01/37	1,178	1,335,689
Pool G01466 [8]	9.50	12/01/22	333	381,309
Pool 555559 [8]	10.00	03/01/21	223	253,349
Federal National Mortgage Association
Federal National Mortgage Association TBA	5.00	TBA	1,000	1,074,844
Pool 753914 [8]	5.50	12/01/33	2,937	3,206,452
Pool 761836 [8]	6.00	06/01/33	1,177	1,306,650
Pool 948362 [8]	6.50	08/01/37	1,325	1,453,715
Pool 650131 [8]	7.00	07/01/32	685	782,229
Pool 887431 [8]	7.50	08/01/36	150	172,590
Pool 398800	8.00	06/01/12	11	11,148
Pool 636449 [8]	8.50	04/01/32	785	928,535
Pool 458132 [8]	9.27	03/15/31	525	620,720

Total U.S. Government Agency Pass-Through Certificates (Cost – $12,181,949)				13,143,258
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost – $12,831,521)				13,809,906
ASSET-BACKED SECURITIES – 19.0%
Housing Related Asset-Backed Securities – 19.0%
ACE Securities Corp. Series 2003-MH1, Class A4 [1,5,8]	6.50	08/15/30	670	738,576
Asset-Backed Securities Corp. Home Equity Series 2006-HE3, Class A4 [2,4,12]	0.43	03/25/36	910	623,421
Conseco Finance Securitizations Corp. Series 2001-4, Class A4	7.36	08/01/32	129	136,324
Credit Suisse First Boston Mortgage Securities Corp. Series 2002-MH3, Class A [3]	6.70/7.20	12/25/31	93	98,779
Green Tree Series 2008-MH1, Class A3 [1,5]	8.97	04/25/38	952	1,012,662
Green Tree Financial Corp.
Series 1997-7, Class A7	6.96	07/15/29	803	871,209
Series 1996-2, Class A4	7.20	04/15/26	1	1,137
Series 1997-2, Class A6 [8]	7.24	06/15/28	259	283,744
IXIS Real Estate Capital Trust Series 2006-HE3, Class A2 [2,4,12]	0.36	01/25/37	701	197,176
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class A4	5.27	04/15/40	96	99,349
Series 2001-B, Class A5	5.87	04/15/40	181	192,025
Series 2001-B, Class A6	6.47	04/15/40	156	169,095

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Mid-State Trust
Series 2010-1, Class M [1,5,8]	5.25%	12/15/45	$847	$863,902
Series 2005-1, Class A [8]	5.75	01/15/40	1,250	1,230,772
Series 2004-1, Class A [8]	6.01	08/15/37	979	983,805
Series 2004-1, Class M2	8.11	08/15/37	897	933,170
Morgan Stanley ABS Capital Inc.
Series 2006-WMC2, Class A2C [2,4,12]	0.41	07/25/36	1,727	519,199
Series 2006-HE1, Class A3 [2,4,12]	0.44	01/25/36	394	357,673
Newcastle Investment Trust Series 2010-MH1, Class A [1,5]	4.50	07/10/35	934	952,577
Origen Manufactured Housing Series 2005-B, Class A4	5.91	01/15/37	439	451,072
Residential Asset Securities Corp. Series 2005-KS12, Class A2 [2,4,12]	0.51	01/25/36	453	428,788
Soundview Home Equity Loan Trust Series 2006-EQ1, Class A3 [2,4,12]	0.42	10/25/36	935	486,200

Total Housing Related Asset-Backed Securities (Cost – $12,566,106)				11,630,655
Total ASSET-BACKED SECURITIES (Cost – $12,566,106)				11,630,655
COMMERCIAL MORTGAGE-BACKED SECURITIES – 70.4%
Banc of America Commercial Mortgage, Inc.
Series 2005-6, Class AJ [2]	5.19	09/10/47	1,090	1,013,011
Series 2006-6, Class A4 [8]	5.36	10/10/45	790	835,569
Series 2006-1, Class J [1,2,5,11]	5.58	09/10/45	1,000	6,500
Series 2007-2, Class A4 [2,8]	5.63	04/10/49	1,170	1,226,745
Series 2007-2, Class K [1,2,5,9,11]	5.64	04/10/49	767	77
Bear Stearns Commercial Mortgage Securities
Series 2006-PW11, Class H [1,2,5]	5.44	03/11/39	1,100	115,500
Series 2007-PW16, Class B [1,2,5]	5.71	06/11/40	1,030	468,312
Series 2007-PW16, Class C [1,2,5,6]	5.71	06/11/40	1,290	516,000
Series 2007-PW16, Class D [1,2,5,6]	5.71	06/11/40	910	318,500
Series 2007-PW17, Class AM [2,8]	5.90	06/11/50	1,400	1,341,941
Citigroup Commercial Mortgage Trust Series 2007-C6, Class AM [2,8]	5.70	12/10/49	1,820	1,740,120
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD4, Class A4 [8]	5.32	12/11/49	1,580	1,633,541
Series 2006-CD2, Class J [1,2,5,11]	5.45	01/15/46	1,000	33,901
Commercial Mortgage Pass Through Certificates Series 2007-C9, Class J [1,2,5]	5.81	12/10/49	350	86,384
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L [1,5,11]	5.15	09/15/39	513	103
Series 2006-C4, Class M [1,5,11]	5.15	09/15/39	565	113
Series 2006-C5, Class AM	5.34	12/15/39	1,860	1,730,468
Series 2006-C1, Class K [1,2,5,6]	5.42	02/15/39	2,358	235,800
Series 2006-C5, Class E	5.54	12/15/39	4,510	667,029
Series 2007-C2, Class A3 [8]	5.54	01/15/49	1,570	1,608,936

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-C3, Class AJ [2]	5.81%	06/15/38	$460	$335,811
Series 2006-C4, Class K [1,2,5,11]	6.09	09/15/39	2,970	594
CW Capital Cobalt Ltd. Series 2007-C3, Class AM [2]	5.82	05/15/46	200	173,962
GE Capital Commercial Mortgage Corp.
Series 2002-2A, Class G [1,5]	6.04	08/11/36	3,000	3,033,024
Series 2002-2A, Class H [1,5]	6.31	08/11/36	2,000	2,007,996
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3, Class B	4.97	12/10/41	450	387,708
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class A4 [8]	5.44	03/10/39	1,655	1,747,059
Series 2007-GG9, Class AM	5.48	03/10/39	210	191,529
Series 2006-GG7, Class AJ [2]	5.88	07/10/38	165	115,500
Series 2006-GG7, Class AM [2,8]	5.88	07/10/38	1,580	1,560,929
Series 2007-GG11, Class AJ [2]	5.99	12/10/49	270	128,395
Series 2007-GG11, Class E [2]	6.09	12/10/49	5,560	722,800
GS Mortgage Securities Trust Series 2007-GG10, Class A4 [2]	5.79	08/10/45	1,270	1,346,864
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-LN1, Class G [1,2,5]	5.48	10/15/37	1,600	1,207,680
Series 2007-CB18, Class G [1,2,5]	5.72	06/12/47	600	24,000
Series 2007-LD11, Class K [1,2,5,11]	5.82	06/15/49	1,879	26,306
Series 2007-CB20, Class AM [2]	5.89	02/12/51	1,180	1,137,249
Series 2009-IWST, Class D [1,2,5,9]	7.45	12/05/27	2,000	1,971,466
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class A4 [8]	5.42	02/15/40	1,510	1,622,163
Series 2007-C1, Class C	5.53	02/15/40	1,960	817,908
Series 2007-C1, Class D	5.56	02/15/40	360	97,200
Series 2007-C7, Class A3 [8]	5.87	09/15/45	1,130	1,210,112
Morgan Stanley Capital I, Inc.
Series 2004-HQ4, Class G [1,2,5]	5.30	04/14/40	1,000	538,500
Series 2007-IQ13, Class A4 [8]	5.36	03/15/44	950	992,019
Series 2007-IQ13, Class B [1,5,6]	5.52	03/15/44	860	258,000
Series 2007-IQ13, Class C [1,5,6]	5.56	03/15/44	560	140,000
Series 2007-HQ13, Class A3 [8]	5.57	12/15/44	1,580	1,626,436
Series 2007-IQ14, Class A4 [8]	5.69	04/15/49	1,740	1,807,999
Morgan Stanley Dean Witter Capital I
Series 2003-TOP9, Class F [1,2,5,6]	5.92	11/13/36	729	611,940
Series 2003-TOP9, Class G [1,2,5]	6.19	11/13/36	1,165	963,463
Vornado DP LLC Series 2010-VNO, Class D [1,5,9]	6.36	09/13/28	240	226,600
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class L [1,5,11]	5.13	04/15/47	1,788	17,880
Series 2005-C20, Class F [1,2,5]	5.26	07/15/42	4,000	720,000
Series 2005-C16, Class H [1,2,5]	5.51	10/15/41	2,000	1,090,146
Series 2004-C14, Class G [1,2,5]	5.66	08/15/41	800	688,000
Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $58,156,858)				43,125,788

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES – 28.0%
Subordinated Collateralized Mortgage Obligations – 28.0%
American Home Mortgage Investment Trust Series 2005-2, Class 5A3 [3,8]	5.08/5.58%	09/25/35	$140	$141,515
Banc of America Alternative Loan Trust Series 2004-3, Class 30B4 [9,11]	5.50	04/25/34	612	61
Banc of America Mortgage Securities, Inc.
Series 2004-A, Class B4 [2]	2.84	02/25/34	784	14,105
Series 2003-10, Class 1B4 [6]	5.50	01/25/34	348	165,443
Citicorp Mortgage Securities, Inc.
Series 2007-2, Class 1A3	6.00	02/25/37	1,064	1,022,770
Series 2007-8, Class 1A3	6.00	09/25/37	195	188,234
Citicorp Residential Mortgage Securities, Inc. Series 2007-1, Class A5 [3]	6.05/6.55	03/25/37	1,289	828,229
Citigroup Mortgage Loan Trust, Inc. Series 2004-NCM2, Class 1CB2	6.75	08/25/34	169	179,911
Countrywide Alternative Loan Trust
Series 2007-2CB, Class 1A15	5.75	03/25/37	409	270,386
Series 2006-25CB, Class A2	6.00	10/25/36	549	375,239
Series 2006-41CB, Class 2A14	6.00	01/25/37	258	170,240
Countrywide Home Loan Mortgage Pass Through Trust
Series 2003-J13, Class B3 [2,6]	5.23	01/25/34	289	141,303
Series 2003-J13, Class B5 [2,9]	5.23	01/25/34	175	6,996
Series 2005-27, Class 2A1	5.50	12/25/35	36	32,381
Series 2007-5, Class A29	5.50	05/25/37	492	434,093
Series 2006-21, Class A11	5.75	02/25/37	1,031	792,624
Series 2004-18, Class A1	6.00	10/25/34	136	140,356
Series 2004-21, Class A10	6.00	11/25/34	230	232,361
Series 2006-1, Class A2	6.00	03/25/36	63	50,762
Series 2007-18, Class 1A1	6.00	11/25/37	178	156,624
First Horizon Asset Securities, Inc. Series 2006-2, Class 1A3	6.00	08/25/36	785	713,407
GSR Mortgage Loan Trust
Series 2005-6F, Class 1A6 [8]	5.25	07/25/35	451	427,807
Series 2005-AR4, Class 6A1	5.25	07/25/35	1,112	1,066,669
Harborview Mortgage Loan Trust Series 2005-9, Class B11 [1,2,4,5,11]	2.00	06/20/35	432	14,168
JP Morgan Mortgage Trust
Series 2003-A1, Class B4 [2]	3.08	10/25/33	451	163,591
Series 2006-S3, Class 1A10	6.50	08/25/36	521	443,618
RAAC Series Series 2005-SP1, Class M3 [2]	5.53	09/25/34	246	17,611
Residential Accredit Loans, Inc. Series 2005-QS17, Class A10	6.00	12/25/35	277	186,685
Residential Asset Securitization Trust Series 2005-A8CB, Class A11	6.00	07/25/35	1,180	1,045,040
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B2 [9]	5.25	02/25/34	297	100,283
Series 2003-S7, Class A7	5.50	05/25/33	304	313,702

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2003-S7, Class B2 [6]	5.50%	05/25/33	$159	$66,036
Series 2003-S7, Class B3 [9]	5.50	05/25/33	247	27,180
Resix Finance Limited Credit-Linked Notes
Series 2005-C, Class B7 [1,2,5]	3.35	09/10/37	1,462	14,618
Series 2004-C, Class B7 [1,2,5]	3.75	09/10/36	661	280,221
Series 2004-B, Class B8 [1,2,5]	5.00	02/10/36	476	187,923
Series 2003-CB1, Class B8 [1,2,5]	7.00	06/10/35	451	279,562
Series 2004-B, Class B9 [1,2,5]	8.50	02/10/36	730	294,658
Series 2004-A, Class B10 [1,2,5,6]	11.75	02/10/36	291	138,810
Structured Asset Securities Corp. Series 2003-10, Class A	6.00	04/25/33	106	111,122
WaMu Mortgage Pass-Through Certificates
Series 2002-AR12, Class B4 [2]	2.33	10/25/32	61	5,937
Series 2002-AR12, Class B5 [2]	2.33	10/25/32	46	1,311
Series 2002-AR12, Class B6 [6,9]	2.33	10/25/32	77	1,419
Series 2007-HY1, Class 1A1 [2]	5.06	02/25/37	399	247,859
Series 2007-HY3, Class 1A1 [2]	5.09	03/25/37	116	80,582
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-5, Class 3A3 [3]	6.22/6.72	07/25/36	322	157,859
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-AR16, Class 7A1 [2]	5.20	10/25/35	407	370,731
Series 2006-3, Class A11	5.50	03/25/36	1,233	1,202,172
Series 2007-4, Class A21	5.50	04/25/37	698	616,054
Series 2007-5, Class 1A1	5.50	05/25/37	109	102,602
Series 2007-9, Class 1A5	5.50	07/25/37	688	638,550
Series 2007-12, Class A6	5.50	09/25/37	835	812,759
Series 2006-2, Class 3A1	5.75	03/25/36	208	201,991
Series 2006-AR4, Class 1A1	5.77	04/25/36	282	226,595
Series 2006-8, Class A15	6.00	07/25/36	292	252,621
Series 2006-11, Class A8	6.00	09/25/36	384	351,581
Series 2007-6, Class A6	6.00	05/25/37	155	137,419
Series 2007-7, Class A6	6.00	06/25/37	142	135,786
Series 2007-8, Class 2A2	6.00	07/25/37	427	400,813

Total Subordinated Collateralized Mortgage Obligations (Cost – $22,951,036)				17,180,985
Total NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $22,951,036)				17,180,985
SHORT TERM INVESTMENTS – 0.2%
United States Treasury Bill [7,13] (Cost – $99,998)	0.06	01/12/12	100	99,998
Total Investments – 140.2% (Cost – $106,605,519)				85,847,332
Liabilities in Excess of Other Assets – (40.2)%				(24,609,493)

NET ASSETS – 100.0%				$61,237,839

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS TOTAL RETURN FUND, INC.

OBJECTIVE AND STRATEGY

Helios Total Return Fund, Inc. (the “Fund”) is a diversified, closed-end fund whose primary objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund’s investment objectives will be achieved.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2011, Helios Total Return Fund, Inc. (NYSE: HTR) had a total return based on net asset value of 1.99% and a total return based on market price of 4.11%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $5.64 on November 30, 2011, the Fund’s shares had a dividend yield of 10.11%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price. The 5-Year U.S. Treasury returned 6.05% over the twelve month period.

PORTFOLIO STRATEGY

Over the past 12 months, the overall market can be characterized by increasing volatility. Volatility has been driven higher by greater uncertainty around the U.S. economy, particularly weaker than expected unemployment, by greater uncertainty around the European Union and its economy and by an increase in regulatory constraints as both U.S. and European banks seek to comply with new regimes such as Basel II, Basel III and the Dodd-Frank Wall Street Reform and Consumer Protection Act. These drivers of uncertainty weighed on the credit markets during the period. Credit markets traded with a higher degree of correlation and, in general, duration was a source of positive performance and credit exposure was a source of negative performance.

The Fund underperformed U.S. Treasuries, given the portfolio’s exposure to credit spread. Allocations to credit, such as high yield credit and mortgage credit contributed positively and the allocations to higher coupon senior private-label, or non-Agency Residential MBS or CMBS, as well as credit risk remote securities, such as Agency MBS, performed best. The only negative contributor was an insignificant exposure to subprime MBS.

FIXED INCOME MARKET ENVIRONMENT

After a significant recovery through 2010 and the first quarter of 2011, non-Agency RMBS, CMBS and corporate high yield bonds continued to decline in price with the rest of the market during the second half of 2011. This was attributed to three primary factors, which must be considered in any investment allocation schematic: first, the degree of economic softening versus expectations was hard to determine, second, contagion risk from European fiscal woes, and third, the impact of severe regulatory constraints coming into play.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

We have seen the steps to recovery in the housing and real estate markets continue to progress at a slower than expected rate. Housing cycles are long, and homes represent a considerable personal source of wealth, and the price level, therefore, has a considerable momentum factor associated with it. The housing market continues to evidence the expected declines we anticipate through the winter months as overall sales remain quite low, and distressed sales rise as a percentage of the total. We expect home prices will continue to feel the weight of distressed inventory, which is only now beginning to manifest in the form of salable inventory in a significant way. The Government Sponsored Enterprises (“GSEs”) control a large share of this inventory and we take signs that the government is examining the alternatives to Real Estate Owned sales as a potential positive for overall prices, or a potential limit to the downside in an election year.

In our opinion, inventory, unemployment and limited credit provision continue as the most troubling factors for housing. The ongoing task for restructuring Fannie Mae and Freddie Mac, along with the lack of a private market for mortgage securities issuance is a dramatic damper on lending. Additionally, we expect changes in the GSEs will come at a slow pace, given the complexity of the issue and the lack of consensus.

The impacts of sweeping bank regulation in the form of Basel II (Europe only), Basel III and Dodd-Frank Wall Street Reform and Consumer Protection Act will be a key this year as many banks seek to be compliant by year-end 2012. We see these regulations, which are quite a bit more punitive of below-investment grade credits and securitized products, as significantly impacting the balance sheet that broker-dealers can devote to the sector, which may result in more limited liquidity.

Amid this environment, our strategy for the Fund’s portfolio remains focused on capturing the recovery available in the private label RMBS and CMBS universe, which are still priced with relatively conservative economic and real estate expectations, as well as opportunities in corporate high yield securities.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Total Return Fund, Inc. currently holds these securities.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on November 30, 2011 and subject to change based on subsequent developments.

2011 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio Characteristics (Unaudited)

November 30, 2011

PORTFOLIO STATISTICS

Annualized dividend yield[1]	10.11%

Weighted average coupon	5.02%

Weighted average life	4.28 years

Percentage of leveraged assets	31.44%

Total number of holdings	293

CREDIT QUALITY

AAA[2]	39%

AA	10%

A	6%

BBB	6%

BB	12%

B	12%

Below B	15%
Total	100%

ASSET ALLOCATION3

U.S. Government & Agency Obligations	10%

Asset-Backed Securities	14%

Commercial Mortgage-Backed Securities	45%

Non-Agency Residential Mortgage-Backed Securities	18%

Interest-Only Securities	1%

High Yield Corporate Bonds	12%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the November 30, 2011 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash. Percentages are based on total investments.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 13.9%
U.S. Government Agency Collateralized Mortgage Obligations – 0.5%
Federal National Mortgage Association
Series 2010-6, Class C [8]	4.50%	02/25/40	$129	$129,508
Series 1997-79, Class PL	6.85	12/18/27	412	472,161
Series 1998-W6, Class B3 [1,5]	7.09	10/25/28	618	359,600

Total U.S. Government Agency Collateralized Mortgage Obligations (Cost – $1,074,679)				961,269

U.S. Government Agency Pass-Through Certificates – 13.4%
Federal Home Loan Mortgage Corporation
Pool Q03049	4.50	08/01/41	4,164	4,413,992
Pool C53494	7.50	06/01/31	47	55,001
Pool C56878	8.00	08/01/31	112	132,541
Pool C58516	8.00	09/01/31	42	50,451
Pool C59641 [8]	8.00	10/01/31	337	399,993
Pool C55166	8.50	07/01/31	109	131,217
Pool C55167	8.50	07/01/31	71	85,386
Pool C55168	8.50	07/01/31	77	92,271
Pool C55169	8.50	07/01/31	66	78,900
Pool G01466 [8]	9.50	12/01/22	645	737,802
Pool 555538 [8]	10.00	03/01/21	352	379,441
Federal National Mortgage Association
Federal National Mortgage Association TBA	5.00	TBA	3,000	3,224,532
Pool 555933 [8]	7.00	06/01/32	3,452	3,935,743
Pool 645912 [8]	7.00	06/01/32	702	800,668
Pool 645913 [8]	7.00	06/01/32	888	1,012,719
Pool 784369	7.50	07/01/13	104	109,220
Pool 789284 [14]	7.50	05/01/17	135	136,083
Pool 827853 [14]	7.50	10/01/29	37	43,535
Pool 545990 [8]	7.50	04/01/31	1,250	1,451,906
Pool 255053 [8]	7.50	12/01/33	221	259,627
Pool 735576 [8]	7.50	11/01/34	1,266	1,479,354
Pool 896391 [8]	7.50	06/01/36	602	692,660
Pool 398800	8.00	06/01/12	22	21,947
Pool 735800 [8]	8.00	01/01/35	820	959,286
Pool 852865 [8]	9.00	07/01/20	926	1,089,167
Pool 545436 [8]	9.00	10/01/31	380	450,561
Pool 458132 [8]	9.27	03/15/31	1,142	1,349,649

Total U.S. Government Agency Pass-through Certificates (Cost – $22,218,894)				23,573,652
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost – $23,293,573)				24,534,921
ASSET-BACKED SECURITIES – 19.2%
Housing Related Asset-Backed Securities – 17.1%
Access Financial Manufactured Housing Contract Trust Series 1995-1, Class B1	7.65	05/15/21	5,213	4,323,198

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
ACE Securities Corp. Series 2003-MH1, Class A4 [1,5]	6.50%	08/15/30	$763	$841,095
Asset-Backed Securities Corp. Home Equity Series 2006-HE3, Class A4 [2,4,12]	0.43	03/25/36	2,332	1,597,440
Conseco Finance Securitizations Corp. Series 2001-4, Class A4	7.36	08/01/32	342	362,288
Credit Suisse First Boston Mortgage Securities Corp. Series 2002-MH3, Class A [3]	6.70/7.20	12/25/31	266	281,950
First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF10, Class A4 [2,4,6,12]	0.58	11/25/36	2,231	1,809,398
Green Tree Series 2008-MH1, Class A3 [1,5]	8.97	04/25/38	2,438	2,594,164
Green Tree Financial Corp. Series 1998-3, Class A6	6.76	03/01/30	1,705	1,853,278
Series 1997-7, Class A7	6.96	07/15/29	1,277	1,384,726
Series 1997-6, Class A9	7.55	01/15/29	1,284	1,377,078
Mid-State Trust Series 2010-1, Class M [1,5,8]	5.25	12/15/45	809	825,249
Series 2004-1, Class A [8]	6.01	08/15/37	896	900,455
Series 10, Class B	7.54	02/15/36	1,225	1,126,463
Series 2004-1, Class M2	8.11	08/15/37	1,795	1,866,339
Morgan Stanley ABS Capital, Inc.
Series 2006-WMC2, Class A2C [2,4,12]	0.41	07/25/36	3,463	1,040,980
Series 2006-HE1, Class A3 [2,4,12]	0.44	01/25/36	787	714,090
Newcastle Investment Trust
Series 2010-MH1, Class A [1,5]	4.50	07/10/35	2,168	2,212,010
Origen Manufactured Housing
Series 2005-B, Class A4	5.91	01/15/37	1,229	1,262,798
Renaissance Home Equity Loan Trust
Series 2007-3, Class AF3 [3,11,12]	7.24/7.74	09/25/37	804	353,760
Soundview Home Equity Loan Trust
Series 2006-EQ1, Class A3 [2,4,12]	0.42	10/25/36	2,624	1,364,480
Vanderbilt Mortgage Finance, Inc.
Series 2001-B, Class A5	6.96	09/07/31	2,000	2,048,024

Total Housing Related Asset-Backed Securities (Cost – $31,655,617)				30,139,263
Collateralized Debt Obligations – 2.1%
Anthracite CDO I Limited
Series 2002-CIBA, Class CFL [1,2,5]
(Cost – $5,000,000)	1.51	05/24/37	5,000	3,750,000

Franchise Securities – 0.0%
Franchisee Loan Receivable Trust
Series 1995-B, Class A [1,5,6,11]
(Cost – $677,199)	10.25	10/01/15	677	42,166

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Non-Housing Related Asset-Backed Securities – 0.0%
Securitized Multiple Asset Rated Trust
Series 1997-2, Class A [6,11]
(Cost – $11,317)	0.00%	10/01/12	$2,263	$1
Total ASSET-BACKED SECURITIES (Cost – $37,344,133)				33,931,430
COMMERCIAL MORTGAGE-BACKED SECURITIES – 64.8%
Banc of America Commercial Mortgage, Inc.
Series 2005-6, Class AJ [2]	5.19	09/10/47	2,450	2,276,952
Series 2006-6, Class A4 [8]	5.36	10/10/45	2,290	2,422,092
Series 2006-2, Class J [1,2,5,11]	5.48	05/10/45	332	9,909
Series 2007-2, Class A4 [2,8]	5.63	04/10/49	3,680	3,858,480
Series 2007-2, Class K [1,2,5,9,11]	5.64	04/10/49	1,279	128
Bear Stearns Commercial Mortgage Securities
Series 2006-PW11, Class H [1,2,5]	5.44	03/11/39	1,700	178,500
Series 2007-PW16, Class B [1,2,5]	5.71	06/11/40	4,970	2,259,720
Series 2007-PW16, Class C [1,2,5,6]	5.71	06/11/40	3,710	1,484,000
Series 2007-PW16, Class D [1,2,5,6]	5.71	06/11/40	2,590	906,500
Series 2007-PW17, Class AM [2,8]	5.90	06/11/50	3,980	3,814,945
Series 2007-T28, Class F [1,2,5]	5.98	09/11/42	250	47,500
Citigroup Commercial Mortgage Trust
Series 2007-C6, Class AM [2,8]	5.70	12/10/49	5,130	4,904,844
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD4, Class A4 [8]	5.32	12/11/49	4,350	4,497,408
Series 2006-CD2, Class J [1,2,5,11]	5.45	01/15/46	1,000	33,901
Commercial Mortgage Lease-Backed Certificate
Series 2001-CMLB, Class A1 [1,5]	6.75	06/20/31	1,003	1,074,110
Credit Suisse First Boston Mortgage Securites Corp.
Series 2004-C5, Class J [1,5]	4.65	11/15/37	1,000	272,745
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L [1,5,11]	5.15	09/15/39	684	137
Series 2006-C4, Class M [1,5,11]	5.15	09/15/39	754	151
Series 2006-C5, Class AM	5.34	12/15/39	5,310	4,940,206
Series 2006-C1, Class K [1,2,5,6]	5.42	02/15/39	4,715	471,500
Series 2006-C5, Class E	5.54	12/15/39	9,025	1,334,798
Series 2007-C2, Class A3 [8]	5.54	01/15/49	4,454	4,564,459
Series 2007-C3, Class A4 [2]	5.71	06/15/39	410	422,997
Series 2006-C3, Class AJ [2]	5.81	06/15/38	440	321,210
Series 2006-C4, Class K [1,2,5,11]	6.09	09/15/39	4,950	990
CW Capital Cobalt Ltd.
Series 2007-C3, Class AM [2]	5.82	05/15/46	590	513,188
GMAC Commercial Mortgage Securities, Inc.
Series 2004-C3, Class B	4.97	12/10/41	1,300	1,120,045
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class A4 [8]	5.44	03/10/39	4,000	4,222,500
Series 2007-GG9, Class AM	5.48	03/10/39	920	839,081
Series 2007-GG11, Class A4 [8]	5.74	12/10/49	4,170	4,370,243

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-GG7, Class AJ [2]	5.88%	07/10/38	$480	$336,000
Series 2006-GG7, Class AM [2,8]	5.88	07/10/38	4,500	4,445,685
Series 2007-GG11, Class AJ [2]	5.99	12/10/49	160	76,086
Series 2007-GG11, Class E [2]	6.09	12/10/49	7,440	967,200
GS Mortgage Securities Trust
Series 2007-GG10, Class A4 [2,8]	5.79	08/10/45	3,400	3,605,778
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-CB18, Class G [1,2,5]	5.72	06/12/47	1,200	48,000
Series 2007-LD11, Class J [1,2,5,11]	5.82	06/15/49	511	16,608
Series 2007-LD11, Class K [1,2,5,11]	5.82	06/15/49	939	13,146
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class AM	5.38	11/15/38	2,060	1,935,102
Series 2007-C1, Class A4 [8]	5.42	02/15/40	4,350	4,673,118
Series 2007-C1, Class AJ	5.48	02/15/40	460	317,376
Series 2007-C1, Class C	5.53	02/15/40	1,300	542,490
Series 2007-C1, Class D	5.56	02/15/40	240	64,800
Series 2002-C2, Class L [1,5]	5.68	07/15/35	5,300	5,043,369
Series 2007-C7, Class A3 [8]	5.87	09/15/45	3,110	3,330,487
LNR CDO V Limited
Series 2007-1A, Class F [1,2,5,11]	1.71	12/26/49	3,750	0
Morgan Stanley Capital I, Inc.
Series 2007-IQ13, Class A4 [8]	5.36	03/15/44	2,610	2,725,440
Series 2006-T21, Class H [1,2,5]	5.36	10/12/52	1,500	262,500
Series 2007-IQ13, Class AM	5.41	03/15/44	3,270	2,970,226
Series 2006-IQ11, Class J [1,5,11]	5.53	10/15/42	256	10,240
Series 2007-HQ13, Class A3 [8]	5.57	12/15/44	4,528	4,661,078
Series 2007-T27, Class A4 [2,8]	5.64	06/11/42	3,610	4,059,640
Series 2007-IQ14, Class A4 [8]	5.69	04/15/49	4,950	5,143,446
Series 2006-HQ9, Class A4 [8]	5.73	07/12/44	2,170	2,411,050
Series 2008-T29, Class A4 [2],8	6.28	01/11/43	2,000	2,293,784
Morgan Stanley Dean Witter Capital I
Series 2003-TOP9, Class F [1,2,5,6]	5.92	11/13/36	2,148	1,804,320
Series 2003-TOP9, Class G [1,2,5]	6.19	11/13/36	3,412	2,821,748
Vornado DP LLC
Series 2010-VNO, Class D [1,5,9]	6.36	09/13/28	680	642,034
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16, Class H [1,2,5]	5.51	10/15/41	4,000	2,180,292
Series 2004-C14, Class G [1,2,5]	5.66	08/15/41	2,200	1,892,000
Series 2007-C32, Class A3 [2,8]	5.74	06/15/49	3,810	3,945,785
Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $133,144,832)				114,402,067
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES – 25.2%
Subordinated Collateralized Mortgage Obligations – 25.2%
American Home Mortgage Investment Trust
Series 2005-2, Class 5A3 [3]	5.08/5.58	09/25/35	366	369,651
Banc of America Funding Corp.
Series 2003-3, Class B4	5.47	10/25/33	492	369,346

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2003-3, Class B5	5.47%	10/25/33	$492	$300,381
Series 2003-3, Class B6 [9]	5.47	10/25/33	494	37,585
Banc of America Mortgage Securities, Inc.
Series 2005-5, Class 30B4 [9,11]	5.50	06/25/35	438	4
Series 2007-1, Class 1A26	6.00	03/25/37	1,096	960,393
Citicorp Mortgage Securities, Inc.
Series 2007-2, Class 1A3	6.00	02/25/37	1,513	1,454,371
Series 2007-8, Class 1A3	6.00	09/25/37	111	107,222
Citicorp Residential Mortgage Securities, Inc.
Series 2007-1, Class A5 [3]	6.05/6.55	03/25/37	2,940	1,889,056
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AR4, Class 1A1A [2]	5.78	03/25/37	378	325,071
Series 2006-AR6, Class 1A1 [2]	5.88	08/25/36	353	314,189
Series 2004-NCM2, Class 1CB2	6.75	08/25/34	59	62,938
Countrywide Alternative Loan Trust
Series 2007-2CB, Class 1A15	5.75	03/25/37	1,181	780,467
Series 2006-24CB, Class A1	6.00	06/25/36	459	355,159
Series 2006-41CB, Class 2A14	6.00	01/25/37	734	484,693
Series 2007-11T1, Class A21	6.00	05/25/37	352	222,655
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-J13, Class B3 [2,6]	5.23	01/25/34	290	141,629
Series 2003-J13, Class B4 [2,6]	5.23	01/25/34	436	158,883
Series 2003-J13, Class B5 [2,9]	5.23	01/25/34	175	6,983
Series 2003-57, Class B3	5.50	01/25/34	362	62,950
Series 2005-27, Class 2A1	5.50	12/25/35	731	653,020
Series 2007-5, Class A29	5.50	05/25/37	1,422	1,253,672
Series 2006-21, Class A11	5.75	02/25/37	3,863	2,969,840
Series 2004-18, Class A1	6.00	10/25/34	347	358,547
Series 2004-21, Class A10	6.00	11/25/34	587	593,476
Series 2006-1, Class A2	6.00	03/25/36	179	144,478
Series 2007-10, Class A5	6.00	07/25/37	1,701	1,278,762
Series 2007-14, Class A6	6.00	09/25/37	490	437,285
Series 2007-15, Class 2A2	6.50	09/25/37	419	330,834
First Horizon Asset Securities, Inc.
Series 2006-2, Class 1A3	6.00	08/25/36	610	554,378
First Republic Mortgage Loan Trust
Series 2000-FRB1, Class B3 [2]	0.76	06/25/30	122	60,881
GSR Mortgage Loan Trust
Series 2005-6F, Class 1A6	5.25	07/25/35	1,299	1,230,755
Series 2005-AR4, Class 6A1	5.25	07/25/35	531	509,030
Harborview Mortgage Loan Trust
Series 2005-9, Class B11 [1,2,4,5,11]	2.00	06/20/35	722	23,672
JP Morgan Mortgage Trust
Series 2003-A2, Class B4 [2]	3.29	11/25/33	264	190,375
Series 2006-S3, Class 1A10	6.50	08/25/36	1,489	1,267,120
Series 2006-S3, Class 1A12	6.50	08/25/36	124	118,546
Series 2006-S3, Class 1A30	6.50	08/25/36	265	239,388

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
RESI Finance LP
Series 2004-B, Class B5 [1,2,5,6]	1.80%	02/10/36	$2,082	$1,122,026
Residential Accredit Loans, Inc.
Series 2007-QS6, A2 [2]	53.44	04/25/37	505	930,218
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B1	5.25	02/25/34	393	242,201
Series 2003-S7, Class A7	5.50	05/25/33	872	898,730
Series 2003-S7, Class B2 [6]	5.50	05/25/33	337	139,906
Series 2003-S7, Class B3 [9]	5.50	05/25/33	453	49,803
Resix Finance Limited Credit-Linked Notes
Series 2005-C, Class B7 [1,2,5,9]	3.35	09/10/37	2,924	29,236
Series 2004-C, Class B7 [1,2,5]	3.75	09/10/36	991	420,331
Series 2003-D, Class B7 [1,2,5]	6.00	12/10/35	1,017	244,059
Series 2003-CB1, Class B8 [1,2,5]	7.00	06/10/35	902	559,124
Series 2004-A, Class B10 [1,2,5,6]	11.75	02/10/36	510	242,917
Structured Asset Securities Corp.
Series 2003-10, Class A	6.00	04/25/33	303	317,332
WaMu Mortgage Pass Through Certificates
Series 2007-HY3, Class 1A1 [2]	5.09	03/25/37	334	232,996
Series 2003-S1, Class B4 [1,5]	5.50	04/25/33	165	133,018
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2006-5, Class 3A3 [3]	6.22/6.72	07/25/36	919	450,520
Series 2007-5, Class A11	37.94	06/25/37	191	304,359
Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR16, Class 7A1 [2]	5.20	10/25/35	1,133	1,032,723
Series 2006-AR15, Class A1 [2]	5.31	10/25/36	950	781,042
Series 2004-6, Class B4	5.50	06/25/34	1,306	120,766
Series 2004-6, Class B5 [9,11]	5.50	06/25/34	255	26
Series 2006-3, Class A11	5.50	03/25/36	2,300	2,241,539
Series 2007-3, Class 1A10	5.50	04/25/37	2,081	1,861,694
Series 2007-4, Class A21	5.50	04/25/37	1,986	1,752,608
Series 2007-12, Class A6	5.50	09/25/37	295	287,142
Series 2006-AR12, Class 2A1 [2]	5.84	09/25/36	121	105,334
Series 2006-8, Class A15	6.00	07/25/36	1,429	1,236,999
Series 2006-11, Class A8	6.00	09/25/36	619	566,436
Series 2007-6, Class A6	6.00	05/25/37	442	392,563
Series 2007-7, Class A6	6.00	06/25/37	407	389,190
Series 2007-7, Class A7	6.00	06/25/37	350	330,457
Series 2007-7, Class A38	6.00	06/25/37	458	421,534
Series 2007-8, Class 1A22	6.00	07/25/37	176	160,704
Series 2007-8, Class 2A2	6.00	07/25/37	1,812	1,700,872
Series 2007-10, Class 1A1	6.00	07/25/37	421	400,705
Series 2007-10, Class 1A5	6.00	07/25/37	318	286,255
Series 2007-11, Class A14	6.00	08/25/37	1,037	943,704
Series 2007-13, Class A7	6.00	09/25/37	868	806,403
Series 2007-14, Class 1A1	6.00	10/25/37	908	853,170
Series 2007-AR5, Class A1 [2]	6.08	10/25/37	412	340,154

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-18, Class 2A10 [2]	21.79%	01/25/36	$390	$503,456

Total Subordinated Collateralized Mortgage Obligations (Cost – $54,682,081)				44,449,937
Total NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $54,682,081)				44,449,937
INTEREST-ONLY SECURITIES – 2.0%
Commercial Mortgage Pass Through Certificates Series 2001-J2A, Class EIO [1,2,5,10]	3.70	07/16/34	10,000	1,675,970
GMAC Commercial Mortgage Securities, Inc. Series 2003-C1, Class X1 [1,2,5,10]	1.73	05/10/36	65,579	1,081,136
Vendee Mortgage Trust Series 1997-2, Class IO [2,10]	0.06	06/15/27	19,014	39,530
Wachovia Bank Commercial Mortgage Trust Series 2002-C2, Class IO1 [1,2,5,10]	1.46	11/15/34	64,950	639,103
Total INTEREST-ONLY SECURITIES (Cost – $3,303,922)				3,435,739
HIGH YIELD CORPORATE BONDS – 17.0%
Basic Industry – 2.8%
Associated Materials LLC	9.13	11/01/17	300	253,875
Cascades, Inc.	7.88	01/15/20	350	336,000
Domtar Corp. [8]	10.75	06/01/17	400	503,000
FGI Operating Co., Inc.	10.25	08/01/15	270	282,150
Georgia-Pacific LLC [8]	7.25	06/01/28	300	354,916
Huntsman International LLC	5.50	06/30/16	300	286,500
Jaguar Holding Company II/Jaguar Merger Sub, Inc. [1,5]	9.50	12/01/19	200	201,000
Nalco Co. [1,5]	6.63	01/15/19	300	335,250
Polymer Group, Inc. [1,5]	7.75	02/01/19	350	354,375
Solutia, Inc.	8.75	11/01/17	300	324,000
Steel Dynamics, Inc. [8]	7.63	03/15/20	300	307,500
Tembec Industries, Inc.	11.25	12/15/18	300	303,000
United States Steel Corp. [8]	7.00	02/01/18	350	336,000
Westlake Chemical Corp. [8]	6.63	01/15/16	400	405,000
Xerium Technologies, Inc. [1,5]	8.88	06/15/18	350	301,000

Total Basic Industry (Cost – $4,748,919)				4,883,566

Capital Goods – 0.4%
Crown Cork & Seal Company, Inc.	7.38	12/15/26	350	357,000
Owens-Illinois, Inc. [8]	7.80	05/15/18	400	432,000

Total Capital Goods (Cost – $716,538)				789,000

Consumer Cyclical – 2.2%
ACE Hardware Corp. [1,5,8]	9.13	06/01/16	400	423,000
American Axle & Manufacturing, Inc.	7.75	11/15/19	350	335,125
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.	8.63	06/15/20	195	186,225
Levi Strauss & Co.	7.63	05/15/20	300	300,750

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Limited Brands, Inc. [8]	7.60%	07/15/37	$300	$294,000
McJunkin Red Man Corp.	9.50	12/15/16	300	295,500
MGM Mirage, Inc.	9.00	03/15/20	400	436,000
MTR Gaming Group, Inc. [1,5]	11.50	08/01/19	95	79,088
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [8]	8.88	03/15/18	435	424,125
Phillips-Van Heusen Corp.	7.38	05/15/20	300	318,750
Pittsburgh Glass Works LLC [1,5]	8.50	04/15/16	350	338,625
Tenneco, Inc.	6.88	12/15/20	130	130,650
Visteon Corp. [1,5,8]	6.75	04/15/19	350	330,750

Total Consumer Cyclical (Cost – $3,928,129)				3,892,588

Consumer Non-Cyclical – 2.8%
ACCO Brands Corp. [8]	10.63	03/15/15	300	332,250
American Reprographics Company	10.50	12/15/16	350	315,000
Avis Budget Car Rental LLC	8.25	01/15/19	350	336,875
C&S Group Enterprises LLC [1,5]	8.38	05/01/17	300	312,750
Cott Beverages, Inc.	8.13	09/01/18	350	374,500
Deluxe Corp. [8]	7.38	06/01/15	400	404,000
FTI Consulting, Inc.	7.75	10/01/16	300	310,500
Iron Mountain, Inc. [8]	8.38	08/15/21	500	525,000
Jarden Corp.	7.50	05/01/17	300	318,000
Rite Aid Corp.	9.75	06/12/16	300	326,250
Service Corp. International [8]	6.75	04/01/16	400	425,000
The Hertz Corp.	7.50	10/15/18	300	300,750
TreeHouse Foods, Inc.	7.75	03/01/18	250	267,812
United Rentals North America, Inc.	9.25	12/15/19	300	324,000

Total Consumer Non-Cyclical (Cost – $4,738,014)				4,872,687

Energy – 3.3%
Arch Coal, Inc. [8]	8.75	08/01/16	300	327,750
Calfrac Holdings LP [1,5]	7.50	12/01/20	300	289,500
CONSOL Energy, Inc. [8]	8.25	04/01/20	300	322,500
Crosstex Energy LP/Crosstex Energy Finance Corp.	8.88	02/15/18	300	319,500
EV Energy Partners LP/EV Energy Finance Corp.	8.00	04/15/19	350	346,500
Frac Tech Services LLC/Frac Tech Finance, Inc. [1,5]	7.13	11/15/18	300	302,250
Frontier Oil Corp.	8.50	09/15/16	300	314,250
Hercules Offshore, Inc. [1,5]	10.50	10/15/17	250	240,000
Hilcorp Energy I LP/Hilcorp Finance Co. [1,5]	8.00	02/15/20	300	315,750
Key Energy Services, Inc.	6.75	03/01/21	350	346,062
Linn Energy LLC/Linn Energy Finance Corp.	8.63	04/15/20	300	313,500
Petroleum Geo-Services ASA [1,5]	7.38	12/15/18	150	149,250
Pioneer Natural Resources Co. [8]	6.65	03/15/17	300	332,142
Plains Exploration & Production Co. [8]	7.63	06/01/18	400	420,000
Precision Drilling Corp.	6.63	11/15/20	300	301,500
Quicksilver Resources, Inc.	11.75	01/01/16	400	450,000
SESI LLC [8]	6.88	06/01/14	400	400,000

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Trinidad Drilling Limited [1,5]	7.88%	01/15/19	$300	$306,000

Total Energy (Cost – $5,649,107)				5,796,454

Finance & Investment – 0.6%
FireKeepers Development Authority [1,5]	13.88	05/01/15	250	282,187
Ineos Finance PLC [1,5]	9.00	05/15/15	175	176,313
Marina District Finance Co., Inc. [8]	9.88	08/15/18	350	312,375
Masonite International Corp. [1,5]	8.25	04/15/21	350	329,000

Total Finance & Investment (Cost – $1,121,582)				1,099,875

Media – 1.2%
Cablevision Systems Corp. [8]	8.63	09/15/17	400	418,000
CCO Holdings LLC/Cap Corp. [8]	8.13	04/30/20	300	316,500
Insight Communications Co., Inc. [1,5]	9.38	07/15/18	355	401,594
Lamar Media Corp.	6.63	08/15/15	400	400,000
LIN Television Corp.	6.50	05/15/13	181	178,511
Mediacom LLC/Mediacom Capital Corp.	9.13	08/15/19	350	364,875

Total Media (Cost – $2,003,933)				2,079,480

Services Cyclical – 1.4%
Cedar Fair LP/Canada's Wonderland Co/Magnum Management Corp.	9.13	08/01/18	350	380,625
CityCenter Holdings LLC/CityCenter Finance Corp. [1,5]	7.63	01/15/16	350	346,500
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp.[1,5]	8.88	04/15/17	350	342,125
Pulte Group, Inc.	6.38	05/15/33	300	208,500
Royal Caribbean Cruises Ltd. [8]	7.25	06/15/16	350	376,250
Scientific Games Corp.	8.13	09/15/18	450	460,125
Standard Pacific Corp.	8.38	05/15/18	300	280,500

Total Services Cyclical (Cost – $2,483,504)				2,394,625

Services Non-Cyclical – 0.2%
HCA, Inc.	8.00	10/01/18	250	255,937
Health Management Associates, Inc. [1,5]	7.38	01/15/20	175	176,094

Total Services Non-Cyclical (Cost – $425,872)				432,031

Technology & Electronics – 0.5%
Coleman Cable, Inc.	9.00	02/15/18	300	300,000
First Data Corp. [1,5]	7.38	06/15/19	350	329,000
Freescale Semiconductor, Inc. [1,5]	9.25	04/15/18	300	312,750

Total Technology & Electronics (Cost – $958,030)				941,750

Telecommunications – 1.4%
Cincinnati Bell, Inc.	8.25	10/15/17	260	252,200
Cincinnati Bell, Inc.	8.38	10/15/20	140	136,150

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Citizens Communications Corp. [8]	7.13%	03/15/19	$300	$270,000
Nextel Communications, Inc.	7.38	08/01/15	300	264,000
PAETEC Holding Corp.	8.88	06/30/17	300	324,000
Qwest Capital Funding, Inc. [8]	6.88	07/15/28	300	268,500
Sprint Nextel Corp. [8]	8.38	08/15/17	400	343,000
TW Telecom Holdings, Inc.	8.00	03/01/18	190	199,500
Windstream Corp. [8]	7.00	03/15/19	400	388,000

Total Telecommunications (Cost – $2,493,185)				2,445,350

Utility – 0.2%
Edison Mission Energy	7.00	05/15/17	150	94,125
NRG Energy, Inc.	8.50	06/15/19	300	298,500

Total Utility (Cost – $404,100)				392,625
Total HIGH YIELD CORPORATE BONDS (Cost – $29,670,913)				30,020,031
SHORT-TERM INVESTMENTS – 0.3%
United States Treasury Bill [7,13] (Cost – $499,991)	0.06	01/12/12	500	499,991
Total Investments – 142.4% (Cost – $281,939,445)				251,274,116
Liabilities in Excess of Other Assets – (42.4)%				(74,811,088)

NET ASSETS – 100.0%				$176,463,028

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Portfolios of Investments

November 30, 2011

The following notes should be read in conjunction with the accompanying Portfolios of Investments.

1	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of November 30, 2011, the total values of all such investments were as follows:

Fund	Value	% of Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$20,084,462	32.80%
Helios Total Return Fund, Inc.	45,243,075	25.64

2	—	Variable Rate Security – Interest rate shown is the rate in effect as of November 30, 2011.
3	—	Security is a “step up” bond where the coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
4	—	Security is a “step up” bond where the coupon increases or steps up at a predetermined date. At that date, the coupon increases to LIBOR plus a predetermined margin.
5	—	Private Placement.
6	—	Security is valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of November 30, 2011, the total values of all such securities were:

Fund	Value	% of Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$2,593,251	4.24%
Helios Total Return Fund, Inc.	8,323,246	4.72

7	—	Zero-Coupon Note – Interest rate represents current yield to maturity.
8	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
9	—	Represents the most subordinated class in a trust of mortgage-backed securities that is the next to receive allocation of principal loss. Such classes will continue to receive all principal loss until its balance is zero.
10	—	Interest rate is based on the notional amount of the underlying mortgage pools.
11	—	Issuer is currently in default on its regularly scheduled interest payment.
12	—	Investment in subprime security. As of November 30, 2011, the total values of all such investments were:

Fund	Value	% of Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$2,612,457	4.27%
Helios Total Return Fund, Inc.	6,880,148	3.90

13	—	Portion or entire principal amount delivered as collateral for open futures contracts.
14	—	Portion or entire principal amount delivered as margin for reverse repurchase agreements.
TBA	—	To Be Announced.

See Notes to Financial Statements.

2011 Annual Report

HELIOS FUNDS

Statements of Assets and Liabilities

November 30, 2011

	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
Assets:
Investments in securities, at value (Note 2)	$85,747,334	$250,774,125
Investment in short term securities, at value	99,998	499,991

Total Investments, at value	85,847,332	251,274,116
Cash	4,725,650	6,479,753
Cash collateral for repurchase agreements and futures contracts	806,275	101,675
Interest receivable	496,020	2,052,655
Receivable for investments sold	293,289	813,641
Net receivable for variation margin	12,102	62,375
Principal paydown receivable	4,483	168,731
Prepaid expenses	25,703	73,190

Total assets	92,210,854	261,026,136

Liabilities:
Reverse repurchase agreements (Note 6)	29,728,618	80,750,759
Interest payable for reverse repurchase agreements (Note 6)	33,311	92,776
Payable for TBA transactions	1,075,278	3,225,833
Payable for investments purchased	—	257,182
Investment advisory fee payable (Note 4)	32,980	94,585
Administration fee payable (Note 4)	10,148	29,103
Accrued expenses	92,680	112,870

Total liabilities	30,973,015	84,563,108

Net Assets	$61,237,839	$176,463,028

Composition of Net Assets:
Capital stock ($0.01 par value, 50,000,000 shares authorized for each Fund) (Note 7)	$101,721	$309,540
Additional paid-in capital (Note 7)	135,008,467	277,150,541
Accumulated net realized loss on investment transactions and futures transactions	(53,112,225)	(70,359,083)
Net unrealized depreciation on investment transactions and futures transactions	(20,760,124)	(30,637,970)

Net assets applicable to capital stock outstanding	$61,237,839	$176,463,028

Total investments at cost	$106,605,519	$281,939,445

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding	10,172,131	30,953,974
Net asset value per share	$6.02	$5.70

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Operations

For the Fiscal Year Ended November 30, 2011

	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
Investment Income (Note 2):
Interest	$4,036,477	$16,389,961

Expenses:
Investment advisory fees (Note 4)	444,966	1,247,562
Administration fees (Note 4)	136,913	383,865
Directors’ fees	75,000	75,000
Legal fees	66,659	156,991
Audit and tax services	64,000	64,000
Custodian	61,966	66,258
Insurance	41,801	120,080
Reports to stockholders	35,789	66,470
Transfer agent fees	32,813	45,330
Registration fees	23,935	27,412
Miscellaneous	7,176	16,718

Total operating expenses	991,018	2,269,686
Interest expense on reverse repurchase agreements (Note 6)	309,209	1,014,124

Total expenses	1,300,227	3,283,810

Net investment income	2,736,250	13,106,151

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 8):
Net realized loss on:
Investment transactions	(2,015,593)	(6,027,281)
Futures transactions	(2,234,320)	(6,951,995)

Net realized loss on investment transactions and futures transactions	(4,249,913)	(12,979,276)

Net change in unrealized appreciation (depreciation) on:
Investments	2,226,212	3,531,024
Futures	26,148	70,101

Net change in unrealized appreciation (depreciation) on investment transactions and futures transactions	2,252,360	3,601,125

Net realized and unrealized loss on investment transactions and futures transactions	(1,997,553)	(9,378,151)

Net increase in net assets resulting from operations	$738,697	$3,728,000

See Notes to Financial Statements.

2011 Annual Report

HELIOS FUNDS

Statements of Changes in Net Assets

	Helios Strategic Mortgage Income Fund, Inc.		Helios Total Return Fund, Inc.
	For the Fiscal Year Ended November 30, 2011	For the Fiscal Year Ended November 30, 2010	For the Fiscal Year Ended November 30, 2011	For the Fiscal Year Ended November 30, 2010
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$2,736,250	$6,200,950	$13,106,151	$16,616,430
Net realized loss on investment transactions and futures transactions	(4,249,913)	(11,700,174)	(12,979,276)	(14,029,749)
Net change in unrealized appreciation (depreciation) on investment transactions and futures transactions	2,252,360	19,676,912	3,601,125	36,276,883

Net increase in net assets resulting from operations	738,697	14,177,688	3,728,000	38,863,564

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(2,797,735)	(6,289,544)	(14,017,427)	(16,159,622)
Return of capital	(3,610,360)	(2,682,709)	(5,088,079)	—

Total dividends and distributions paid	(6,408,095)	(8,972,253)	(19,105,506)	(16,159,622)

Capital Stock Transactions (Note 7):
Reinvestment of dividends and distributions	4,403	120,599	102,074	127,446

Total increase (decrease) in net assets	(5,664,995)	5,326,034	(15,275,432)	22,831,388

Net Assets:
Beginning of year	66,902,834	61,576,800	191,738,460	168,907,072

End of year	$61,237,839	$66,902,834	$176,463,028	$191,738,460

(Including undistributed net investment income)	$—	$—	$—	$713,752

Share Transactions:
Reinvested shares	696	19,806	17,198	22,588

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended November 30, 2011

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$738,697
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(32,890,768)
Proceeds from disposition of long-term portfolio investments and principal paydowns	27,083,918
Sales of short-term portfolio investments, net	7,450,778
Decrease in interest receivable	53,506
Decrease in receivable for investments sold	1,041,029
Decrease in principal paydown receivable	4,314
Decrease in variation margin receivable	3,913
Decrease in prepaid expenses	4,901
Increase in interest payable for reverse repurchase agreements	5,692
Decrease in payable for investments purchased	(386,835)
Decrease in investment advisory fee payable	(2,583)
Decrease in administration fee payable	(795)
Increase in accrued expenses	13,030
Net amortization and paydown gains on investments	3,067,551
Unrealized appreciation on investments	(2,226,212)
Net realized loss on investment transactions	2,015,593

Net cash provided by operating activities	5,975,729

Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(988,723)
Dividends paid to stockholders, net of reinvestments	(6,403,692)

Net cash used for financing activities	(7,392,415)

Net change in cash	(1,416,686)
Cash at beginning of year	6,948,611

Cash at end of year	$5,531,925

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended November 30, 2011, totaled $303,517.

Non-cash financing activities included reinvestment of dividends of $4,403.

Cash at the end of the year includes $792,212 for collateral for reverse repurchase agreements and $14,063 for margin requirements on futures contracts.

See Notes to Financial Statements.

2011 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended November 30, 2011

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$3,728,000
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(117,189,382)
Proceeds from disposition of long-term portfolio investments and principal paydowns	131,054,789
Purchases of short-term portfolio investments, net	140,214
Decrease in interest receivable	272,646
Decrease in receivable for investments sold	2,499,248
Increase in principal paydown receivable	(154,199)
Decrease in prepaid expenses	15,890
Increase in variation margin receivable	(91,005)
Increase in interest payable for reverse repurchase agreements	10,870
Decrease in payable for investments purchased	(8,361,216)
Decrease in investment advisory fee payable	(7,444)
Decrease in administration fee payable	(2,290)
Increase in accrued expenses	520
Net amortization and paydown gains on investments	5,074,973
Unrealized appreciation on investments	(3,531,024)
Net realized loss on investment transactions	6,027,281

Net cash provided by operating activities	19,487,871

Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(761,966)
Dividends paid to stockholders, net of reinvestments	(19,003,432)

Net cash used for financing activities	(19,765,398)

Net change in cash	(277,527)
Cash at beginning of year	6,858,955

Cash at end of year	$6,581,428

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended November 30, 2011, totaled $1,003,254.

Non-cash financing activities included reinvestment of dividends of $102,074.

Cash at the end of the year includes $101,675 for margin requirements on futures contracts.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$6.58	$6.07	$5.95	$11.21	$14.15

Net investment income	0.27	0.61	0.58	0.82	0.97
Net realized and unrealized gain (loss) on investment transactions, futures transactions and swap contracts	(0.20)	0.78	0.27	(5.05)	(2.83)

Net increase (decrease) in net asset value resulting from operations	0.07	1.39	0.85	(4.23)	(1.86)

Net effect of shares repurchases	—	—	—	—	0.00 *

Dividends from net investment income	(0.28)	(0.62)	(0.62)	(0.95)	(1.08)
Return of capital distributions	(0.35)	(0.26)	(0.11)	(0.08)	—

Total dividends and distributions paid	(0.63)	(0.88)	(0.73)	(1.03)	(1.08)

Net asset value, end of year	$6.02	$6.58	$6.07	$5.95	$11.21

Market price, end of year	$5.75	$6.30	$6.28	$5.54	$9.98

Total Investment Return†	0.80%	15.81%	28.31%	(36.98)%	(22.54)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$61,238	$66,903	$61,577	$60,348	$113,632
Gross operating expenses	1.45%	1.48%	1.60%	1.54%	1.23%
Interest expense	0.45%	0.32%	0.02%	0.70%	0.94%
Total expenses	1.90%	1.80%	1.62%	2.24%	2.17%
Net investment income	4.00%	9.95%	9.83%	9.11%	7.41%
Portfolio turnover rate	26%	70%	55%	21%	101%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Rounds to less than $0.01.

See Notes to Financial Statements.

2011 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Financial Highlights

	For the Fiscal Year Ended November 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of year	$6.20	$5.46	$4.87	$7.83	$9.13

Net investment income	0.42	0.53	0.51	0.60	0.71
Net realized and unrealized gain (loss) on investment transactions, futures transactions and swap contracts	(0.30)	0.73	0.65	(2.83)	(1.27)

Net increase (decrease) in net asset value resulting from operations	0.12	1.26	1.16	(2.23)	(0.56)

Net effect of shares repurchases	—	—	—	—	0.00 *

Dividends from net investment income	(0.46)	(0.52)	(0.57)	(0.73)	(0.74)
Return of capital distributions	(0.16)	—	—	—	—

Total dividends and distributions paid	(0.62)	(0.52)	(0.57)	(0.73)	(0.74)

Net asset value, end of year	$5.70	$6.20	$5.46	$4.87	$7.83

Market price, end of year	$5.64	$6.01	$5.20	$4.40	$7.17

Total Investment Return†	4.11%	26.63%	32.45%	(30.87)%	(14.79)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$176,463	$191,738	$168,907	$150,440	$241,441
Gross operating expenses	1.18%	1.23%	1.29%	1.26%	1.08%
Interest expense	0.53%	0.31%	0.14%	0.79%	1.21%
Total expenses	1.71%	1.54%	1.43%	2.05%	2.29%
Net investment income	6.83%	9.34%	10.01%	9.09%	8.11%
Portfolio turnover rate	43%	204%	73%	15%	48%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Rounds to less than $0.01.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

1. The Funds

Helios Strategic Mortgage Income Fund, Inc. (the “Helios Strategic Mortgage Income Fund”) and Helios Total Return Fund, Inc. (the “Helios Total Return Fund”) (each, a “Fund,” and collectively, the “Funds” or the “Helios Funds”) were each incorporated under the laws of the State of Maryland on May 17, 2002 and May 26, 1989, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

Brookfield Investment Management Inc. (“BIM” or “Advisor”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment advisor to the Funds.

The investment objective of the Helios Strategic Mortgage Income Fund is to provide a high level of current income by investing primarily in mortgage-backed securities. The investment objective of the Helios Total Return Fund is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurances can be given that each Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or, if not valued by an independent pricing service, using prices obtained from at least two active and reliable market makers in any such security or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures adopted by, and under the supervision of, each Fund’s Board of Directors. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of each Fund. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

2011 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Funds have established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

The following is a summary of the inputs used as of November 30, 2011 in valuing the Funds’ investments carried at fair value:

Helios Strategic Mortgage Income Fund, Inc.

Assets	U.S. Government & Agency Obligations	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Short Term Investments	Total
Description:
Level 1 — Quoted Prices	$—	$—	$—	$—	$—	$—
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	13,809,906	5,389,298	—	—	99,998	19,299,202
Level 3 — Significant Unobservable Inputs	—	6,241,357	43,125,788	17,180,985	—	66,548,130

Total	$13,809,906	$11,630,655	$43,125,788	$17,180,985	$99,998	$85,847,332

Liabilities	Other Financial Instruments*
Description:
Level 1 — Quoted Prices	$—
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	(1,937)
Level 3 — Significant Unobservable Inputs	—

Total	$(1,937)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Total
Balance as of November 30, 2010	$10,945,811	$46,277,362	$12,980,059	$70,203,232
Accrued Discounts (Premiums)	(51,627)	(2,258,175)	(1,150,259)	(3,460,061)
Realized Gain (Loss)	(982,815)	1,870,554	307,761	1,195,500
Change in Unrealized Appreciation (Depreciation)	324,996	(13,873)	2,178,391	2,489,514
Purchases at cost	3,108,417	5,363,689	9,864,367	18,336,473
Sales proceeds	(5,852,313)	(8,113,769)	(7,827,563)	(21,793,645)
Transfers into Level 3@	—	—	828,229	828,229
Transfers out of Level 3@	(1,251,112)	—	—	(1,251,112)

Balance as of November 30, 2011	$6,241,357	$43,125,788	$17,180,985	$66,548,130

Change in unrealized gains or losses relating to assets still held at reporting date:	$(590,166)	$(1,796,467)	$1,390,810	$(995,823)

*	Other financial instruments includes futures contracts, which are valued at the unrealized depreciation on the instrument.

@	Transferred due to an increase/decrease of observable market data for these securities.

2011 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

For the fiscal year ended November 30, 2011, there was no significant security transfer activity between Level 1 and Level 2.

Helios Total Return Fund, Inc.

Assets	U.S. Government & Agency Obligations	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Interest- Only Securities	High Yield Corporate Bonds	Short Term Investments	Total
Description:
Level 1 — Quoted Prices	$—	$—	$—	$—	$—	$—	$—	$—
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	24,534,921	18,893,535	—	—	—	22,026,744	499,991	65,955,191
Level 3 — Significant Unobservable Inputs	—	15,037,895	114,402,067	44,449,937	3,435,739	7,993,287	—	185,318,925

Total	$24,534,921	$33,931,430	$114,402,067	$44,449,937	$3,435,739	$30,020,031	$499,991	$251,274,116

Liabilities	Other Financial Instruments*
Description:
Level 1 — Quoted Prices	$—
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	27,359
Level 3 — Significant Unobservable Inputs	—

Total	$27,359

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Interest Only Securities	High Yield Corporate Bonds	Total
Balance as of November 30, 2010	$17,299,132	$125,341,550	$35,271,080	$5,944,974	$8,732,050	$192,588,786
Accrued Discounts (Premiums)	(144,468)	(1,525,257)	(1,835,535)	(2,306,629)	(11,707)	(5,823,596)
Realized Gain (Loss)	(1,958,018)	(641,044)	(8,625)	—	72,904	(2,534,783)
Change in Unrealized Appreciation (Depreciation)	1,855,221	(532,491)	3,703,957	(22,439)	(267,374)	4,736,874
Purchases at cost	5,978,355	15,545,352	22,894,045	—	5,588,091	50,005,843
Sales proceeds	(7,673,841)	(23,786,043)	(17,464,041)	(180,167)	(6,943,677)	(56,047,769)
Transfers into Level 3@	1,570,570	—	—	—	823,000	2,393,570
Transfers out of Level 3@	(1,889,056)	—	1,889,056	—	—	—

Balance as of November 30, 2011	$15,037,895	$114,402,067	$44,449,937	$3,435,739	$7,993,287	$185,318,925

Change in unrealized gains or losses relating to assets still held at reporting date:	$(41,385)	$(2,848,326)	$2,405,331	$(23,284)	$(165,628)	$(673,292)

*	Other financial instruments includes futures contracts, which are valued at the unrealized depreciation on the instrument.

@	Transferred due to an increase/decrease of observable market data for these securities.

For the fiscal year ended November 30, 2011, there was no significant security transfer activity between Level 1 and Level 2.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of November 30, 2011, the Funds have determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of

2011 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

November 30, 2011, open taxable years consisted of the taxable years ended November 30, 2008 through November 30, 2011. No examination of either Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets.

Dividends and Distributions: Each Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When-Issued Purchases and Forward Commitments: The Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date, which can be a month or more after the date of the transaction. At the time the Funds make the commitment to purchase securities on a when-issued or forward commitment basis, they will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Funds enter into a transaction on a when-issued or forward commitment basis, the Advisor will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Funds will meet their obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Funds dispose of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, they can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Funds may incur a loss. Settlements in the ordinary course are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

TBA Transactions: Each Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. Each Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, a Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, a Fund will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under “Valuation of Investments.” Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.

TBA transactions outstanding at November 30, 2011 were as follows:

Purchases:

Helios Strategic Mortgage Income Fund, Inc.

Security Name	Interest Rate	Principal Amount	Current Payable
Federal National Mortgage Association	5.00%	$1,000,000	$1,075,278

Helios Total Return Fund, Inc.

Security Name	Interest Rate	Principal Amount	Current Payable
Federal National Mortgage Association	5.00%	$3,000,000	$3,225,833

Cash Flow Information: Each Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

Each Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. A Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

2011 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

The following tables set forth the fair value of the Funds’ derivative instruments:

Helios Strategic Mortgage Income Fund, Inc.

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Fair Value as of November 30, 2011	Average Notional Amount
Liabilities
Futures Contracts	Net unrealized depreciation on investment transactions and futures transactions	$(1,937)	$4,684,901

Helios Total Return Fund, Inc.

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Fair Value as of November 30, 2011	Average Notional Amount
Assets
Futures Contracts	Net unrealized appreciation on investment transactions and futures transactions	$27,359	$10,821,315

The following tables set forth the effect of derivative instruments on the Statement of Operations for the fiscal year ended November 30, 2011:

Helios Strategic Mortgage Income Fund, Inc.
Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Losses on Futures Transactions	Change in Unrealized Appreciation/ (Depreciation) on Futures Transactions
Futures contracts	Futures transactions	$(2,234,320)	$26,148

Helios Total Return Fund, Inc.

Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Losses on Futures Transactions	Change in Unrealized Appreciation/ (Depreciation) on Futures Transactions
Futures contracts	Futures transactions	$(6,951,995)	$70,101

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.

The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Funds have investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Funds would experience a reduction in their income, a decline in the market value of the securities so affected and a decline in the NAV of their shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, the Funds’ ability to achieve current income for their stockholders may be diminished. The Funds are also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Funds’ participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

Each Fund has entered into a separate Investment Advisory Agreement (the “Advisory Agreements”) with the Advisor under which the Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisory Agreements provide, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreements, and will pay all salaries of the Funds’ directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. The Advisory Agreements provide that each Fund shall pay the Advisor a monthly fee for its services at an annual rate of 0.65% of each Fund’s average weekly net assets. During the fiscal year ended November 30, 2011, the Advisor earned $444,966 and $1,247,562 in investment advisory fees from Helios Strategic Mortgage Income Fund and Helios Total Return Fund, respectively.

Each Fund entered into separate Administration Agreements with the Advisor. The Advisor entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Advisor and Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Funds with administrative office facilities. For these services, each Fund shall pay to the Advisor a monthly fee at an annual rate of 0.20% of each Fund’s average weekly net assets. During the fiscal year ended November 30, 2011, the Advisor earned $136,913 in administration fees from Helios Strategic Mortgage Income Fund and $383,865 in administration fees from Helios Total Return Fund. The Advisor is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Funds are officers and/or directors of the Advisor.

2011 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and reverse repurchase agreements, for the fiscal year ended November 30, 2011, were as follows:

	Long-Term Securities		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
Helios Strategic Mortgage Income Fund, Inc.	$21,113,509	$25,872,303	$4,226,563	$7,910,289
Helios Total Return Fund, Inc.	65,944,517	83,417,112	51,244,865	57,826,526

For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

6. Borrowings

Each Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Funds unless, at the time they enter into a reverse repurchase agreement, they establish and maintain a segregated account with their custodian containing securities from their portfolios having a value not less than the repurchase price (including accrued interest). Each Fund has established and maintained such accounts for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Funds would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

At November 30, 2011, the Funds had the following reverse repurchase agreements outstanding:

Helios Strategic Mortgage Income Fund, Inc.
Face Value	Description	Maturity Amount
$609,500	BNP Paribas, 0.40%, dated 11/14/11, maturity date 12/14/11	$609,703
1,213,000	Credit Suisse, 0.34%, dated 10/13/11 maturity date 01/13/12	1,214,054
2,011,000	Credit Suisse, 1.55%, dated 10/13/11, maturity date 01/13/12	2,018,966
4,585,000	Credit Suisse, 1.55%, dated 10/18/11, maturity date 01/18/12	4,603,162
863,415	Credit Suisse, 1.75%, dated 11/14/11, maturity date 02/14/12	867,276
1,655,567	Credit Suisse, 1.75%, dated 11/22/11, maturity date 02/22/12	1,662,971
9,984,000	Goldman Sachs, 0.30%, dated 09/08/11, maturity date 12/08/11	9,991,571
4,535,136	JP Morgan Chase, 1.41%, dated 10/18/11, maturity date 01/18/12	4,551,429
1,328,000	JP Morgan Chase, 1.45%, dated 11/14/11, maturity date 02/14/12	1,332,930
2,944,000	JP Morgan Chase, 1.85%, dated 11/14/11, maturity date 02/14/12	2,957,940

$29,728,618	Maturity Amount, Including Interest Payable	$29,810,002

	Market Value of Assets Sold Under Agreements	$34,490,170

	Weighted Average Interest Rate	1.08%

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

Helios Total Return Fund, Inc.
Face Value	Description	Maturity Amount
$189,000	Barclays, -0.25%, dated 11/21/11, maturity date 02/21/12	$188,879
3,151,760	Barclays, 1.00% dated 11/21/11, maturity date 02/21/12	3,159,815
3,050,450	Barclays, 1.00%, dated 11/23/11, maturity date 02/23/12	3,058,246
6,111,000	Credit Suisse, 0.34%, dated 10/13/11 maturity date 01/13/12	6,116,310
12,786,000	Credit Suisse, 1.55%, dated 10/18/11, maturity date 01/18/12	12,836,647
13,451,786	Credit Suisse, 1.75%, dated 11/14/11, maturity date 02/14/12	13,511,945
1,341,091	Credit Suisse, 1.75%, dated 11/22/11, maturity date 02/22/12	1,347,089
8,175,000	Goldman Sachs, 0.30%, dated 09/08/11, maturity date 12/08/11	8,181,199
266,000	Goldman Sachs, 0.33%, dated 09/08/11, maturity date 12/08/11	266,222
1,263,000	JP Morgan Chase, 1.09%, dated 11/21/11, maturity date 02/21/12	1,266,511
22,604,672	JP Morgan Chase, 1.41%, dated 10/18/11, maturity date 01/18/12	22,685,883
8,361,000	JP Morgan Chase, 1.85%, dated 11/14/11, maturity date 02/14/12	8,400,588

$80,750,759	Maturity Amount, Including Interest Payable	$81,019,334

	Market Value of Assets Sold Under Agreements	$98,216,865

	Weighted Average Interest Rate	1.30%

The average daily balances of reverse repurchase agreements outstanding during the fiscal year ended November 30, 2011, was approximately $31,203,913 at a weighted average interest rate of 0.99% for Helios Strategic Mortgage Income Fund and approximately $84,144,381 at a weighted average interest rate of 1.21% for Helios Total Return Fund.

The maximum amount of reverse repurchase agreements outstanding at any time during the period was $31,946,895, which was 30.35% of total assets for Helios Strategic Mortgage Income Fund and $85,735,672, which was 29.70% of total assets for Helios Total Return Fund.

7. Capital Stock

Each Fund has 50 million shares of $0.01 par value common stock authorized. Of the 10,172,131 shares outstanding at November 30, 2011 for Helios Strategic Mortgage Income Fund, the Advisor owned 7,018 shares. Of the 30,953,974 shares outstanding at November 30, 2011 for Helios Total Return Fund, the Advisor owned 11,112 shares.

Each Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock of each Fund, or approximately 1.5 million of Helios Strategic Mortgage Income Fund’s shares and approximately 3.7 million of Helios Total Return Fund’s shares, are authorized for repurchase. The purchase prices may not exceed the then-current net asset values.

For the fiscal years ended November 30, 2010 and 2011, no shares were repurchased for either Fund. Since inception of the stock repurchase program for the Helios Strategic Mortgage Income Fund, 10,000 shares have been repurchased at the aggregate cost of $97,478 and at an average discount of 16.11% to net asset value. All shares repurchased have been retired. Since inception of the stock repurchase program for the Helios Total Return Fund, 2,119,740 shares have been repurchased at an aggregate cost of $18,809,905 and at an average discount of 13.20% to net asset value. All shares repurchased have been retired.

8. Financial Instruments

Each Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these

2011 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the fiscal year ended November 30, 2011, each Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the fiscal year ended November 30, 2011 for either Fund. As of November 30, 2011, the following futures contracts were outstanding:

Helios Strategic Mortgage Income Fund, Inc.
Short:

Notional Amount	Type	Expiration Date	Cost at Trade Date	Value at November 30, 2011	Unrealized Appreciation/ (Depreciation)
$1,700,000	5 Year U.S. Treasury Note	March 2012	$2,081,329	$2,084,891	$(3,562)
2,600,000	10 Year U.S. Treasury Note	March 2012	3,364,562	3,362,937	1,625

$4,300,000			$5,445,891	$5,447,828	$(1,937)

Helios Total Return Fund, Inc.
Short:

Notional Amount	Type	Expiration Date	Cost at Trade Date	Value at November 30, 2011	Unrealized Appreciation/ (Depreciation)
$20,100,000	10 Year U.S. Treasury Note	March 2012	$26,010,656	$25,998,094	$12,562
2,900,000	30 Year U.S. Treasury Bond	March 2012	4,112,563	4,099,875	12,688

$23,000,000			$30,123,219	$30,097,969	$25,250

Long:

Notional Amount	Type	Expiration Date	Cost at Trade Date	Value at November 30, 2011	Unrealized Appreciation/ (Depreciation)
$1,000,000	5 Year U.S. Treasury Note	March 2012	$1,224,297	$1,226,406	$2,109

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the fiscal year ended November 30, 2011 was as follows:

	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
Ordinary income	$2,797,735	$14,017,427
Return of capital	3,610,360	5,088,079

Total distributions	$6,408,095	$19,105,506

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

During the fiscal year ended November 30, 2010, (i) the tax character of the $8,972,253 of distributions paid was $6,289,544 from ordinary income and $2,682,709 from return of capital for Helios Strategic Mortgage Income Fund; and, (ii) the tax character of the $16,159,622 of distributions paid was from ordinary income for Helios Total Return Fund.

At November 30, 2011, each Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
Capital loss carryforward[1]	$(52,778,126)	$(69,513,607)
Post-October capital loss deferral	(336,036)	(818,117)
Book basis unrealized depreciation	(20,760,124)	(30,637,970)
Plus: Cumulative timing difference	1,937	(27,359)

Tax basis unrealized depreciation on investments	(20,758,187)	(30,665,329)

Total tax basis net accumulated losses	$(73,872,349)	$(100,997,053)

[1]	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of November 30, 2011, the Funds’ capital loss carryforwards were as follows:

Expiring In:	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
2013	$1,251,786	$2,216,675
2014	767,748	1,719,287
2015	928,622	3,792,571
2016	4,746,976	7,710,904
2017	29,316,926	27,458,374
2018	11,507,325	13,903,205
2019	4,258,743	12,712,591

Federal Income Tax Basis: The federal income tax basis of each Fund’s investments at November 30, 2011 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Helios Strategic Mortgage Income Fund, Inc.	$106,605,519	$4,407,371	$(25,165,558)	$(20,758,187)
Helios Total Return Fund, Inc.	281,939,445	13,261,971	(43,927,300)	(30,665,329)

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

At November 30, 2011, each Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below. These adjustments were primarily the result of reclassifications related to current year paydown gains/losses and the expiration of capital loss carryforward amounts in order to account for the permanent book/tax differences and to present components of net assets on a tax basis. These adjustments have no effect on net assets or net asset value per share.

2011 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

Fund	Undistributed/ (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Loss on Investments	Paid-In Capital
Helios Strategic Mortgage Income Fund, Inc.	$61,485	$1,008,782	$(1,070,267)
Helios Total Return Fund, Inc.	197,524	(197,524)	—

The Regulated Investment Company Modernization Act: On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”). The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the Modernization Act are as follows:

New capital losses may now be carried forward indefinitely, and retain their character as long-term or short-term capital losses. Prior to the Modernization Act, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or gross income tests. Additionally, the Modernization Act exempts publicly-offered RICs with at least 500 shareholders from the preferential dividend rule, and repealed the requirement that a RIC send designation notices to shareholders within 60 days of the end of the RIC’s tax year regarding the designation of capital gain dividends, exempt interest dividend, and certain other designations. The Modernization Act provides simplified reporting for such information, typically on the Form 1099 provided by the RIC to its shareholders.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

10. Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for indemnification. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. Designation of Restricted Illiquid Securities

The Funds invest in restricted securities, which are securities that may be offered for public sale without first being registered under the Securities Act of 1933, as amended (the “1933 Act”). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of November 30, 2011, the Funds held restricted securities as shown in the tables below that the Advisor has deemed illiquid pursuant to procedures adopted by the Funds’ Boards of Directors. Liquidity for each security is determined based on security specific factors. The Funds do not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in Note 2 and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

Helios Strategic Mortgage Income Fund, Inc.

Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
Banc of America Commercial Mortgage, Inc. Series 2006-1, Class J	5.58%	09/10/45	04/06/06	$955,729	$6,500	0.01%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class K	5.64	04/10/49	05/24/07	—	77	0.00
Bear Stearns Commercial Mortgage Securities Series 2006-PW11, Class H	5.44	03/11/39	03/08/06	1,053,121	115,500	0.19
Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class B	5.71	06/11/40	09/22/10	439,901	468,312	0.76
Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class C	5.71	06/11/40	09/22/10	497,584	516,000	0.84
Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class D	5.71	06/11/40	09/22/10	310,825	318,500	0.52
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD2, Class J	5.45	01/15/46	02/27/06	1,002,290	33,901	0.06
Commercial Mortgage Pass Through Certificates Series 2007-C9, Class J	5.81	12/10/49	12/17/10	97,095	86,384	0.14
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class L	5.15	09/15/39	09/21/06	437,513	103	0.00
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class M	5.15	09/15/39	09/21/06	26,617	113	0.00
Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class K	5.42	02/15/39	03/07/06	2,184,873	235,800	0.39
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class K	6.09	09/15/39	09/21/06	3,003,264	594	0.00
Harborview Mortgage Loan Trust Series 2005-9, Class B11	2.00	06/20/35	10/03/07	372,496	14,168	0.02
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class G	5.72	06/12/47	10/11/07	528,277	24,000	0.04
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class K	5.82	06/15/49	06/28/07	1,868,944	26,306	0.04
Morgan Stanley Capital I, Inc. Series 2004-HQ4, Class G	5.30	04/14/40	03/01/06	984,387	538,500	0.88
Morgan Stanley Capital I, Inc. Series 2007-IQ13, Class B	5.52	03/15/44	01/07/11	481,850	258,000	0.42
Morgan Stanley Capital I, Inc. Series 2007-IQ13, Class C	5.56	03/15/44	01/07/11	264,248	140,000	0.23
Resix Finance Limited Credit-Linked Notes Series 2005-C, Class B7	3.35	09/10/37	09/09/05	1,461,783	14,618	0.02
Resix Finance Limited Credit-Linked Notes Series 2004-C, Class B7	3.75	09/10/36	09/23/04	660,586	280,221	0.46
Resix Finance Limited Credit-Linked Notes Series 2003-CB1, Class B8	7.00	06/10/35	12/22/04	450,907	279,562	0.46
Resix Finance Limited Credit-Linked Notes Series 2004-B, Class B9	8.50	02/10/36	05/21/04	729,714	294,658	0.48
Resix Finance Limited Credit-Linked Notes Series 2004-A, Class B10	11.75	02/10/36	03/09/04	291,442	138,810	0.23

2011 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

Helios Strategic Mortgage Income Fund, Inc. (continued)

Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class L	5.13%	04/15/47	05/11/07	$1,598,937	$17,880	0.03%
Wachovia Bank Commercial Mortgage Trust Series 2005-C20, Class F	5.26	07/15/42	10/15/10	1,212,064	720,000	1.18
Wachovia Bank Commercial Mortgage Trust Series 2005-C16, Class H	5.51	10/15/41	01/19/05	1,989,888	1,090,146	1.78

					$5,618,653	9.18%

Helios Total Return Fund, Inc.

Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
Banc of America Commercial Mortgage, Inc. Series 2006-2, Class J	5.48%	05/10/45	06/12/06	$304,858	$9,909	0.01%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class K	5.64	04/10/49	05/24/07	—	128	0.00
Bear Stearns Commercial Mortgage Securities Series 2006-PW11, Class H	5.44	03/11/39	03/08/06	1,627,765	178,500	0.10
Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class B	5.71	06/11/40	09/22/10- 03/03/11	2,846,631	2,259,720	1.28
Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class C	5.71	06/11/40	09/22/10	1,431,036	1,484,000	0.84
Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class D	5.71	06/11/40	09/22/10	884,656	906,500	0.51
Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class F	5.98	09/11/42	10/11/07	228,367	47,500	0.03
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD2, Class J	5.45	01/15/46	02/27/06	1,002,290	33,901	0.02
Credit Suisse First Boston Mortgage Securites Corp. Series 2004-C5, Class J	4.65	11/15/37	12/16/04	937,972	272,745	0.15
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class L	5.15	09/15/39	09/21/06	583,351	137	0.00
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class M	5.15	09/15/39	09/21/06	35,521	151	0.00
Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class K	5.42	02/15/39	03/07/06	4,368,820	471,500	0.27
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class K	6.09	09/15/39	09/21/06	5,005,439	990	0.00
Federal National Mortgage Association Series 1998-W6, Class B3	7.09	10/25/28	12/22/98	526,453	359,600	0.20
Franchisee Loan Receivable Trust Series 1995-B, Class A	10.25	10/01/15	12/20/95	677,199	42,166	0.02
Harborview Mortgage Loan Trust Series 2005-9, Class B11	2.00	06/20/35	10/03/07	622,383	23,672	0.01
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class G	5.72	06/12/47	10/11/07	1,056,554	48,000	0.03

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

Helios Total Return Fund, Inc. (continued)

Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class J	5.82%	06/15/49	06/28/07	$497,386	$16,608	0.01%
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class K	5.82	06/15/49	06/28/07	933,974	13,146	0.01
LB-UBS Commercial Mortgage Trust Series 2002-C2, Class L	5.68	07/15/35	06/26/02	5,200,048	5,043,369	2.86
LNR CDO V Limited Series 2007-1A, Class F	1.71	12/26/49	02/27/07	3,750,000	—	0.00
Morgan Stanley Capital I, Inc. Series 2006-IQ11, Class J	5.53	10/15/42	05/24/06	244,384	10,240	0.00
Morgan Stanley Capital I, Inc. Series 2006-T21, Class H	5.36	10/12/52	04/06/06	1,408,521	262,500	0.15
RESI Finance LP Series 2004-B, Class B5	1.80	02/10/36	05/21/04	2,081,728	1,122,026	0.64
Resix Finance Limited Credit-Linked Notes Series 2005-C, Class B7	3.35	09/10/37	09/09/05	2,923,567	29,236	0.02
Resix Finance Limited Credit-Linked Notes Series 2004-C, Class B7	3.75	09/10/36	09/23/04	990,879	420,331	0.24
Resix Finance Limited Credit-Linked Notes Series 2003-D, Class B7	6.00	12/10/35	11/19/03	1,016,911	244,059	0.14
Resix Finance Limited Credit-Linked Notes Series 2003-CB1, Class B8	7.00	06/10/35	12/22/04	906,322	559,124	0.32
Resix Finance Limited Credit-Linked Notes Series 2004-A, Class B10	11.75	02/10/36	03/09/04	510,024	242,917	0.14
Wachovia Bank Commercial Mortgage Trust Series 2005-C16, Class H	5.51	10/15/41	01/19/05	3,979,776	2,180,292	1.23

					$16,282,967	9.23%

12. New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards. ASU No. 2011-04 requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)	the amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and

2)

for Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact these disclosures will have on the Funds’ financial statement disclosures.

2011 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

13. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized, subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the events as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

Dividends: The Funds’ Boards of Directors declared the following monthly dividends:

	Dividend Per Share	Record Date	Payable Date
Helios Strategic Mortgage Income Fund, Inc.	$0.0525	12/16/11	12/29/11
Helios Total Return Fund, Inc.	$0.0475	12/16/11	12/29/11

	Dividend Per Share	Record Date	Payable Date
Helios Strategic Mortgage Income Fund, Inc.	$0.0525	01/19/12	1/26/12
Helios Total Return Fund, Inc.	$0.0475	01/19/12	1/26/12

Change in Service Providers: The Advisor has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“USBFS”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 to replace State Street Bank and Trust Company (“SSB”) as the Sub-Administrator effective December 1, 2011. USBFS also replaced SSB as Custodian and Fund Accounting Agent effective December 1, 2011.

Change in Investment Strategies for Helios Total Return Fund, Inc: The Board of Directors of Helios Total Return Fund approved certain changes to Helios Total Return Fund’s investment strategies and policies, to take effect February 1, 2012. These changes, which do not require stockholder approval, are designed to provide Helios Total Return Fund with additional investment flexibility to pursue its investment mandate. These changes are as follows:

As of February 1, 2012, under normal market conditions, Helios Total Return Fund will invest at least 40% of its total assets in the following:

•	Securities issued and/or guaranteed by the U.S. Government or one of its agencies or instrumentalities;

•	Residential MBS and CMBS rated BBB- and above;

•	Real estate related asset-backed securities rated BBB- and above; and

•	Cash

Helios Total Return Fund may invest the remaining 60% of its total assets in the following:

•

High yield high risk mortgage securities. The Fund’s investments in high yield high risk mortgage securities are likely to include unrated investments that would not qualify for a B-/B3 rating or above.

•	Up to 25% of the Fund’s total assets may be invested in subprime Residential MBS. The Fund’s limitation on investments in subprime Residential MBS applies regardless of credit rating.

•

Up to 25% of the Fund’s total assets may be invested in high yield high risk corporate securities. The Fund’s investments in high yield high risk corporate securities will be principally in instruments that are rated BB/Ba or B/B.

•

Up to 25% of the Fund’s total assets may be invested in non-real estate related asset-backed securities rated A-/A3 or above. These asset-backed securities are secured by pools of assets, such as credit card receivables or automobile loans.

•	Investment grade corporate securities, including debt securities, convertible securities and preferred stock.

•	Investment grade issues of real estate investment trusts, including debt securities, convertible securities and preferred stock.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

•	Shares of closed-end funds whose principal investments are debt securities.

•

Up to 15% of the Fund’s total assets may be invested in Derivative Residential Mortgage-Backed Securities (“Derivative RMBS”). Derivative RMBS means RMBS securities that are specifically designed to have leveraged exposure to interest rates and have specific designations on Bloomberg. These securities designations may include interest-only (IO) and principal-only (PO) stripped mortgage-backed securities, inverse floaters (INV FLT) and inverse interest-only (IIO) stripped mortgage-backed securities.

•	Up to 20% of the Fund’s total assets may be invested in credit default swaps and total rate of return swaps subject to a 5% counterparty limit.

•	Up to 10% of the Fund’s total assets may be invested in B-Notes and Mezzanine Loans subject to a 5% issuer limit.

•	Futures Contracts and Related Options and Eurodollar Futures Contracts and Options on Futures Contracts.

A security is typically rated by rating agencies at issuance and that rating is updated over time. For the purposes of the Fund’s guidelines, the ratings that are used for compliance tests are those available at the time of investment based on the available ratings provided by certain nationally recognized statistical rating organizations (“NRSROs”) that the Advisor follows or, if not rated by one of those NRSROs, a rating determined to be of comparable quality by the Advisor. If a security’s ratings from such NRSROs are varied (i.e., not the same), for purposes of these compliance tests, the Fund will use the highest rating. The Fund may retain any security whose rating has been downgraded after purchase if the Advisor considers the retention advisable. Although the Advisor will consider the credit reports and ratings of certain NRSROs when selecting portfolio securities, such considerations are only part of the overall analysis and research conducted by the Advisor when evaluating potential investments for the Fund.

Board Approval of the Reorganization of Helios Strategic Mortgage Income Fund, Inc. into Helios Total Return Fund, Inc.: The Board of Directors of each of Helios Strategic Mortgage Income Fund and Helios Total Return Fund approved the reorganization of Helios Strategic Mortgage Income Fund into Helios Total Return Fund (the “Reorganization”).

The Board of Directors of each Fund anticipates that the Reorganization will benefit stockholders of each Fund. The combined Fund is expected to provide enhanced investment flexibility for Helios Strategic Mortgage Income Fund stockholders as the investment guidelines for Helios Total Return Fund, particularly its minimum ratings requirements for investments and ability to use a broader array of investment instruments are more flexible than those of Helios Strategic Mortgage Income Fund; lower portfolio trading cost, as the larger combined Fund is expected to experience a reduction in trading penalties that are paid by the smaller separate Funds when engaged in trading small share lots; the potential for a modestly lower operating expense ratio for Helios Strategic Mortgage Income Fund stockholders; the potential for the combined Fund to obtain better financing terms than each Fund could obtain separately due to its larger size; and the potential for enhanced market liquidity for the combined Funds’ common stock which could positively impact the trading experience for the combined Fund’s shares. The Reorganization is not expected to materially impact the expense ratio of Helios Total Return Fund or the dividend/share paid by Helios Total Return Fund. While the dividend/share paid by Helios Strategic Mortgage Income Fund is currently marginally higher than the dividend/share paid by Helios Total Return Fund (and expected to be paid by the combined Fund following the Reorganization), the Advisor believes that the current Helios Strategic Mortgage Income Fund dividend/share may not be sustainable given its more restrictive investment policies.

Under the terms of the proposed Reorganization, which is currently expected to be concluded in the first quarter of 2012 and is expected to be tax-free to Helios Strategic Mortgage Income Fund stockholders, the assets of Helios Strategic Mortgage Income Fund will be transferred to, and the liabilities of Helios Strategic Mortgage Income Fund will be assumed by, Helios Total Return Fund in exchange for shares of Helios Total Return Fund. Helios Strategic Mortgage Income Fund stockholders will become stockholders of Helios Total Return Fund and

2011 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2011

will receive Helios Total Return Fund shares with an aggregate net asset value equal to their Helios Strategic Mortgage Income Fund shares on the day of closing. Helios Strategic Mortgage Income Fund will thereafter liquidate and terminate its existence pursuant to its Articles of Incorporation, Bylaws and the Investment Company Act of 1940, as amended. The Reorganization is subject to certain conditions, including the approval of the Reorganization by stockholders of Helios Strategic Mortgage Income Fund and the approval of the issuance of additional Helios Total Return Fund shares by stockholders of Helios Total Return Fund. In this regard, Helios Strategic Mortgage Income Fund and Helios Total Return Fund will be sending a joint prospectus/proxy statement to all Helios Strategic Mortgage Income Fund and Helios Total Return stockholders with more details of the proposed Reorganization and soliciting their approval for the Reorganization.

Management has evaluated subsequent events in the preparation of the Funds’ financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Report of Independent Registered Public Accounting Firm

November 30, 2011

To the Stockholders and Board of Directors of

Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc. as of November 30, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc. as of November 30, 2011, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

January 30, 2012

2011 Annual Report

HELIOS FUNDS

Tax Information (Unaudited)

November 30, 2011

The Funds are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Funds’ fiscal year ends (November 30, 2011) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that 56.3% and 26.6% of the distributions paid from net investment income for Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc., respectively, were reclassified as return of capital and are reflected as such in each Fund’s Statements of Changes in Net Assets and Financial Highlights.

Because the Funds’ fiscal years are not calendar years, another notification will be sent with respect to calendar 2011. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2012. Stockholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in each Fund.

Brookfield Investment Management Inc.

HELIOS FUNDS

Compliance Certification (Unaudited)

November 30, 2011

On February 25, 2011, the Funds submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of that date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

2011 Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

The following tables provide information as of January 26, 2012 concerning the directors and officers of Helios Strategic Mortgage Income Fund, Inc. (“HSM”) and Helios Total Return Fund, Inc. (“HTR”) (the “Funds”).

Directors of the Funds

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Directors
Class I Directors to serve until 2012 Annual Meeting of Stockholders:

Diana H. Hamilton c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 55	Director since 2010, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2004-Present); President, Sycamore Advisors, LLC, a municipal finance advisory firm (2004-Present).	7

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 64	Director since 2006, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present); Director of United Guaranty Corporation (2011-Present).	7

Disinterested Director
Class II Director to serve until 2013 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 68	Chairman Elected December 2003 Director since 1989 (HTR) or 2002 (HSM), Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005- 2010); Chairman of Board (2005-2010), Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009-Present).	12

Brookfield Investment Management Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Directors of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Director
Class III Director to serve until 2014 Annual Meeting of Stockholders

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 65	Director since 2005, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	12

*

Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc.

2011 Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 56	President	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (2010-Present); Director, Brookfield Investment Management (UK) Limited (March 2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (January 2011-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (2009- 2010); Director, Brookfield Investment Funds (UCITS) plc (2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Michelle Russell-Dowe* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 40	Vice President	Elected Annually Since September 2009	Portfolio Manager (2001-Present) and Managing Director (2005-Present) of the Advisor.

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 55	Treasurer	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of the Advisor (2011-Present); Vice President of Brookfield Operations and Management Services LLC (2008-2010); Assistant Vice President of Managers Investment Group LLC (2004-2008).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 43	Secretary	Elected Annually Since November 2006	Managing Director and Chief Financial Officer of the Advisor (2010-Present); Director of the Advisor (2006-2010); General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Chief Financial Officer of Brookfield Investment Management (UK) Limited (March 2011-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (January 2011-Present).Chief Executive Officer, AMP Capital Brookfield (US) LLC (2011-Present); Managing Director, AMP Capital Brookfield Pty Limited (2011-Present).

Brookfield Investment Management Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 36	Chief Compliance Officer (“CCO”)	Elected Annually Since May 2009	CCO of several investment companies advised by the Advisor (2009-Present); Director and CCO of the Advisor (2009-Present); Vice President, Oppenheimer Funds, Inc. (2004-2009).

Lily Wicker* c/o Three World Financial Center, 200 Vesey Street, New York, New York 10281-1010 Age 33	Assistant Secretary	Elected Annually Since September 2009	Assistant Secretary (2009-Present) and Interim CCO (March-May 2009) of several investment companies advised by the Advisor; Vice President (2010-Present); Assistant Vice President (2009-2010) and Associate (2007-2009) of the Advisor; CCO, Brookfield Investment Management (UK) Limited (2011-Present); Juris Doctor, Boston University School of Law (2004-2007).

*

Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc.

The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

2011 Annual Report

HELIOS FUNDS

Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Funds pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Funds’ Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Funds declare a dividend or determine to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Funds otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Funds’ shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Funds’ shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Funds. The Funds will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Funds, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Funds. There are no brokerage commissions charged with respect to shares issued directly by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

Brookfield Investment Management Inc.

CORPORATE INFORMATION

Investment Advisor and Administrator

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street,

New York, New York 10281-1010

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Funds’ transfer agent:

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

1-800-937-5449

Sub-Administrator

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul Hastings LLP

75 East 55th Street

New York, New York, 10022

Custodian and Fund Accounting Agent

State Street Bank and Trust Company

2 Avenue De Lafayette

Lafayette Corporate Center

Boston, Massachusetts 02116

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Funds’ proxy voting policies and procedures, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.

Three World Financial Center
200 Vesey Street, 10th Floor
New York, New York 10281-1010
1-800-497-3746

www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (800) 497-3746 or by writing to Secretary, Helios Total Return Fund, Inc., Three World Financial Center, 200 Vesey Street, 24th Floor, New York, NY 10281-1010.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that four members serving on the Registrant’s audit committee are audit committee financial experts and they are Messrs. Rodman L. Drake, Stuart A. McFarland, Louis P. Salvatore and Ms. Diana Hamilton. Messrs. Drake, McFarland and Salvatore and Ms. Hamilton are each independent.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For the fiscal year ended November 30, 2011, BBD, LLP (“BBD”) billed the Registrant aggregate fees of $60,000 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders and included in the Registrant’s semi-annual report to shareholders.

For the fiscal year ended November 30, 2010, BBD billed the Registrant aggregate fees of $60,000 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders and included in the Registrant’s semi-annual report to shareholders.

Tax Fees

For each of the fiscal year ended November 30, 2011 and November 30, 2010, BBD billed the Registrant aggregate fees of $4,000 and $4,000, respectively for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For each of the fiscal year ended November 30, 2011 and November 30, 2010, there were no Audit-related fees.

All Other Fees

For each of the fiscal year ended November 30, 2011 and November 30, 2010, there were no Other Fees.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Rodman L. Drake, Stuart A. McFarland, Louis P. Salvatore and Diana H. Hamilton.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

JULY 2010

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.	Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2.	Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.	Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.	Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Helios Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Helios Funds’ Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds’ Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and

•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.	Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E.	Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager

Michelle Russell-Dowe is responsible for the day to day management of the Registrant’s portfolio. Ms. Russell-Dowe joined the Adviser in 1999 and as a Portfolio Manager and Head of the Structured Products Investment Team of the Adviser with over 15 years of industry experience, Ms. Russell-Dowe is responsible for the Adviser’s CMBS, RMBS and ABS exposures and the establishment of portfolio objectives and strategies. Prior to joining the Adviser, she was a Vice President in the Residential Mortgage-Backed Securities Group at Duff & Phelps Credit Rating Company (DCR), and was responsible for the rating and analysis of residential mortgage-backed transactions.

Ms. Russell-Dowe received a BA in economics from Princeton University and an MBA from Columbia University, where she graduated as valedictorian.

Management of Other Accounts

The portfolio manager listed below manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The table below shows the number of other accounts managed by Ms. Russell-Dowe and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2011	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Michelle Russell-Dowe	Registered Investment Company	3	$601 million	0	0
	Other Pooled Investment Vehicles	0	$0	0	0
	Other Accounts	21	$3.7 billion	0	0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio manager as of November 30, 2011.

Dollar Range of Securities Owned
Michelle Russell-Dowe	$ 1 - $ 10,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrant have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) None.

(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3) None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS TOTAL RETURN FUND, INC.

By:	/s/ KIM G. REDDING
Kim G. Redding
Principal Executive Officer

Date:	February 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ KIM G. REDDING
Kim G. Redding
Principal Executive Officer

Date:	February 6, 2012

By:	/s/ STEVEN M. PIRES
Steven M. Pires
Treasurer and Principal Financial Officer

Date:	February 6, 2012